                                  Skyline Funds
                         311 S. Wacker Drive, Suite 4500
                                Chicago, IL 60606

                          SKYLINE SMALL CAP VALUE PLUS
                                       AND
                          SKYLINE SMALL CAP CONTRARIAN

                                January 10, 2000

Dear Shareholder:

     Skyline Funds will hold a Special Meeting of Shareholders on Tuesday, February 29, 2000, in Chicago. The purpose of the meeting is to ask you to vote on a proposed reorganization of each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian into Skyline Special Equities Portfolio. The enclosed material provides a detailed discussion of the proposed merger and includes all the material you will need to vote on the merger.

     Both Value Plus and Contrarian use a small cap value investment strategy that is similar to the strategy Special Equities Portfolio uses. Value Plus invests in slightly larger companies, with higher earnings growth rates and slightly higher valuations than the companies in which Special Equities Portfolio invests. Contrarian invests in slightly smaller companies (although it has the ability to invest in slightly larger ones), which trade at lower valuations than the companies in which Special Equities Portfolio invests.

     Value Plus and Contrarian have not experienced the growth in assets that we had anticipated. After careful consideration of various options, Skyline Funds' Board of Trustees has decided to recommend to you that each of Value Plus and Contrarian be merged into Special Equities Portfolio.

     The Board of Trustees believes that the shareholders of Value Plus and Contrarian would be better served if the time, energy and resources of Skyline Asset Management, L.P. (the Funds' investment adviser) were focused on selecting undervalued small company stocks for investment by one Fund. The proposed reorganization will provide you with an opportunity to invest in Special Equities Portfolio, the Skyline Funds' flagship fund, which until October 1999 was closed to new investors. Special Equities Portfolio has one of the best long-term records in the small cap value category.

     Special Equities Portfolio has investment policies similar to those of Value Plus and Contrarian. The enclosed material describes in detail the investment objective, policies and strategies of Special Equities Portfolio.

     The following list of questions and answers is meant to provide you with a helpful summary of some of the information contained in the Proxy
Statement/Prospectus. Please read the entire Proxy Statement/Prospectus carefully and cast your vote by completing and returning the enclosed proxy card or call 1-800-690-6903 and follow the instructions you receive by telephone.

     To help avoid additional expense, be sure to vote promptly. If you have any questions, please call us at 1-800-828-2759. We will be glad to help you.

                                   Sincerely,

                                   William M. Dutton
                                   President

                        ANSWERS TO SOME OF YOUR QUESTIONS

Although you should read the full text of the enclosed Proxy
Statement/Prospectus, we hope the following brief overview will explain why Skyline Funds' Board of Trustees believes you should vote for the proposal to merge each of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian into Skyline Special Equities Portfolio.

1.   HAS THE BOARD OF TRUSTEES APPROVED THE PROPOSAL?

         The Board of Trustees unanimously approved the proposal (including all the Trustees who are not affiliated with the Funds' investment adviser), and urges you to vote yes.

2. WHY HAS THE BOARD OF TRUSTEES DECIDED TO RECOMMEND THE REORGANIZATION OF VALUE PLUS AND CONTRARIAN INTO SPECIAL EQUITIES PORTFOLIO AND WHAT ARE THE ADVANTAGES OF THE REORGANIZATION?

         Merging the two smaller Funds - Value Plus and Contrarian - into the larger fund, Special Equities Portfolio, will permit the members of Skyline Funds' research team to focus all of their time, energy and resources on one fund. We believe this focus will offer you better capital appreciation potential over a long-term period. As a result, your Trustees concluded that the interests of the Value Plus and Contrarian shareholders would be better served if the Funds were merged into Special Equities Portfolio at this time.

3. WILL THE INVESTMENT APPROACH OF VALUE PLUS AND CONTRARIAN CONTINUE AFTER THE MERGER?

         No, the particular investment approaches used by Value Plus and Contrarian will not continue. Special Equities Portfolio will continue to invest in companies with below average valuations and above average earnings growth prospects, but the Fund expects that the capitalization of the small companies in which it invests will increase from $1 billion or less to $2 billion or less. This change is an effort to improve liquidity and recognize that there has been growth in capitalization generally of the small cap market.

4. DOES SPECIAL EQUITIES PORTFOLIO HAVE INVESTMENT POLICIES THAT ARE SIMILAR TO THOSE OF CONTRARIAN AND VALUE PLUS?

         All three Funds' investment policies are similar. All three Funds invest in a relatively narrow segment of the market - small cap, value-oriented stocks. Focusing on this segment, Contrarian emphasizes value to a greater extent than Value Plus, and Value Plus puts more emphasis on growth. Special Equities Portfolio is between the two.

5. HOW HAS SPECIAL EQUITIES PORTFOLIO PERFORMED AND WHO WILL BE THE PORTFOLIO MANAGER OF SPECIAL EQUITIES PORTFOLIO AFTER THE MERGER?

         For the period through November 30, 1999, Special Equities Portfolio has the best performance record of all small cap value funds that have been in existence since April 23, 1987, when Special Equities Portfolio began operations. Special Equities Portfolio was ranked by Lipper, Inc. #1 of all 15 small cap value funds for that period, with an average annual total return of 13.66%.* Over that period, Special Equities Portfolio outperformed by 4.18% per year the average small cap value fund's average annual total return of 9.48%, again according to information supplied by

----------------------
* For the periods ending November 30, 1999, Lipper, Inc. ranked Special Equities Portfolio #301 for the one-year period, #76 for the five-year period and #2 for the ten-year period, based on total return, out of 309, 101, and 25 small cap value funds, respectively.

         Lipper, Inc. During the same period, the Russell 2000 Index, the Fund's benchmark, had an average annual total return fo 10.36%. More information about the performance of Special Equities Portfolio, and the performance of Value Plus and Contrarian, is included in the Proxy Statement/Prospectus under the heading "Comparative Performance Information."

         Bill Dutton has been the portfolio manager of Special Equities Portfolio since its inception and will continue to be the portfolio manager after the merger.

6. SINCE VALUE PLUS' INCEPTION DATE, HOW HAS IT PERFORMED VS. SPECIAL EQUITIES PORTFOLIO?

         For the period from February 9, 1993, when Value Plus began operations, through November 30, 1999, Value Plus achieved an average annual total return of 10.16% and Special Equities Portfolio achieved an average annual total return of 9.34%. From the inception of Special Equities Portfolio on April 23, 1987 through November 30, 1999, Special Equities Portfolio's average annual total return was 13.66%.

         In some years, Value Plus has performed better (1995), or significantly better (1999 YTD), while in other years, Special Equities Portfolio has performed better (1996 and 1997). In 1994 and 1998, the performance of the two Funds was very close. One reason for these differences in performance is the slight style difference in which each Fund has approached the small cap value category. The slight style differences between the Funds are described in the enclosed Proxy Statement/Prospectus under the heading "Summary of Investment Objectives and Strategies" and each Fund's performance is described under the heading "Comparative Performance Information."

7.   HOW HAS CONTRARIAN PERFORMED COMPARED TO SPECIAL EQUITIES PORTFOLIO?

         Contrarian had weaker performance in 1998 and stronger performance year-to-date in 1999. Each Fund's performance is described in the enclosed Proxy Statement/Prospectus under the heading "Comparative Performance Information."

8.   HOW DO THE EXPENSE STRUCTURES OF THE FUNDS COMPARE?

         The expense structures of all the Funds are similar. All the Funds have a comprehensive fee arrangement in which they pay the Adviser a single fee and the Adviser pays almost all of the Funds' ordinary operating expenses. The overall expense ratio of Special Equities Portfolio is slightly lower than the expense ratios of the other Funds because it has a larger asset base, and has reached the first point at which its rate of management fee is reduced.

9. WHAT WILL BE THE SIZE OF SPECIAL EQUITIES PORTFOLIO AFTER THE MERGER AND WHAT IMPACT IS THAT EXPECTED TO HAVE ON THE FUND?

         As of November 30, 1999, Special Equities Portfolio had about $255.8 million in net assets, Value Plus had about $71.9 million and Contrarian had about $4.2 million. If those amounts were the same on the closing date, Special Equities Portfolio would have about $331.9 million in net assets. We think that the Special Equities Portfolio management team has the capacity to manage assets at a higher level.

10. HOW WILL YOU DETERMINE THE NUMBER OF SHARES OF SPECIAL EQUITIES PORTFOLIO THAT I WILL RECEIVE?

         You will receive shares of Special Equities Portfolio equal in value to your shares of Contrarian or Value Plus, in each case at net asset value on the closing date of the merger.

11.  WHAT ARE THE FEDERAL TAX IMPLICATIONS OF THE MERGER?

         The merger will not be taxable. You will have no immediate tax consequences. Your basis in your Contrarian or Value Plus shares will carry over as your basis in your new Special Equities Portfolio shares. If you have a loss on your Contrarian or Value Plus shares that you would like to recognize for income tax purposes, you may do so by exchanging your Value Plus or Contrarian shares for shares of Special Equities Portfolio before the merger. You may do so by calling 1-800-828-2759 and using Skyline's telephone exchange feature, or through your investment professional.

12.  HOW MANY VOTES AM I ENTITLED TO CAST?

         You are entitled to one vote for each share you hold, with a fraction of a vote for each fraction of a share.

13.  HOW DO I VOTE MY SHARES?

         You can vote your shares in one of two ways:

- BY TELEPHONE. To vote your shares by telephone, call 1-800-690-6903 and follow the instructions of the representative who answers your call.

- IN WRITING. To vote your shares in writing, mark your vote on the enclosed proxy card, sign and date it, and return it in the enclosed postage-paid envelope.

14.  HOW DO I SIGN THE PROXY CARD?

         Sign your proxy card exactly as your name (or names) appear on the card.

WHAT IF I HAVE QUESTIONS?

Call us at 1-800-828-2759.

                          SKYLINE SMALL CAP VALUE PLUS
                          SKYLINE SMALL CAP CONTRARIAN

           311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
                                February 29, 2000

To the Shareholders of Skyline Small Cap Value Plus and Skyline Small Cap
Contrarian:

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Meeting") of each of Skyline Small Cap Value Plus ("Value Plus") and Skyline Small Cap Contrarian ("Contrarian"), each a series of Skyline Funds ("Skyline"), will be held on Tuesday, February 29, 2000, at 10:00 a.m., Central Time, at the Metropolitan Club, Sears Tower, 233 South Wacker Drive, 67th Floor, Chicago, Illinois. The purpose of the Meeting is to consider and to act upon the following proposals:

     1.   To approve a Plan of Reorganization (the "Plan") providing for

          - the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Value Plus by Skyline Special Equities Portfolio ("Special Equities Portfolio"), a series of Skyline, in exchange solely for shares of Special Equities Portfolio, followed by the pro rata distribution of such shares of Special Equities Portfolio to the Value Plus shareholders; and

          - the acquisition of substantially all of the assets and the assumption of substantially all of the liabilities of Contrarian by Special Equities Portfolio, in exchange solely for shares of Special Equities Portfolio, followed by the pro rata distribution of such shares of Special Equities Portfolio to the Contrarian shareholders.

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     Shareholders of record at the close of business on December 23, 1999, the record date for this proxy solicitation, are entitled to notice of and to vote at the Special Meeting, or at any postponements or adjournments of that meeting.

                                               By Order of the Board of Trustees
                                               Stephen F. Kendall
                                               SECRETARY

Chicago, Illinois

Please indicate your voting instructions and whether you will be attending the meeting in person on the enclosed proxy card, date and sign, and return it in the enclosed envelope. Please mail your proxy card promptly to help save the cost of additional solicitations.

                          SKYLINE SMALL CAP VALUE PLUS
                          SKYLINE SMALL CAP CONTRARIAN

           311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606
                                 1.800.828.2759

                         ------------------------------
                         ------------------------------
                           PROXY STATEMENT/PROSPECTUS
                         ------------------------------
                         ------------------------------

     The Board of Trustees of Skyline Funds ("Skyline") has approved a Plan of Reorganization (the "Plan"), which would merge Skyline Small Cap Value Plus ("Value Plus") and Skyline Small Cap Contrarian ("Contrarian" and with Value Plus, the "Acquired Funds") into Skyline Special Equities Portfolio ("Special Equities Portfolio"). The Acquired Funds and Special Equities Portfolio are each a series of Skyline, a Massachusetts business trust. Each is a registered open-end management investment company and Skyline Asset Management, L.P. (the "Adviser") is the investment adviser to all three Funds.

     Shareholder approval is necessary to proceed with the Reorganization of the Acquired Funds (called the "Reorganization"). Therefore, we are sending you this Proxy Statement/Prospectus in connection with the solicitation of proxies by the Board of Trustees of Skyline for use at the Special Meeting of Shareholders of Value Plus and Contrarian, to be held at 10:00 a.m., Central Time, on Tuesday, February 29, 2000, at the Metropolitan Club, Sears Tower, 233 South Wacker Drive, 67th Floor, Chicago, Illinois.

     The purpose of the Meeting is to consider and vote on the Plan. Pursuant to the Plan, Special Equities Portfolio will acquire substantially all of the assets of each of Value Plus and Contrarian and assume substantially all of each Acquired Fund's liabilities, in exchange solely for shares of beneficial interest, no par value, of Special Equities Portfolio ("Shares"). The Acquired Funds would then distribute the Shares pro rata to their shareholders. After the distribution, the Acquired Funds will be liquidated and discontinued as separate series of Skyline.

     After the Reorganization, the aggregate value of your Shares should be equal to the aggregate value of your Value Plus or Contrarian shares immediately prior to the Reorganization. The Reorganization will not be a taxable event, and you will recognize no gain or loss through the exchange of shares in the Reorganization based on the difference between the value of the Shares received in the Reorganization and your tax basis in the shares of Value Plus and/or Contrarian that you surrendered in the Reorganization. See "Tax Considerations."

     The investment objectives of Value Plus, Contrarian and Special Equities Portfolio are identical - each Fund seeks maximum capital appreciation through investment in common stocks that the Adviser considers to be undervalued. The risks of investing in Special Equities Portfolio are also similar to the risks of investing in the Acquired Funds. We have compared the investment objectives and policies of the Acquired Funds to Special Equities Portfolio under the heading "Summary of Investment Objectives and Strategies."

     This Proxy Statement/Prospectus gives the basic information that a shareholder of Value Plus or Contrarian should know before voting on the Reorganization. It also constitutes an offering of shares of Special Equities Portfolio. Please read this Proxy Statement/Prospectus carefully and keep it for future reference. The following documents are on file with the SEC and are deemed to be legally part of this document:

     - the Statement of Additional Information, dated December 23, 1999, relating to this Proxy Statement/Prospectus (the "Reorganization SAI");

     - the Prospectus and the Statement of Additional Information of Skyline (covering Value Plus, Contrarian and Special Equities Portfolio), each dated May 1, 1999 (the "May 1, 1999 Prospectus" and the "May 1, 1999 SAI," respectively);

     -    the Annual Reports of Skyline dated December 31, 1998; and

     -    the Semi-Annual Reports of Skyline dated June 30, 1999.

Copies of these documents may be obtained without charge by contacting us at Skyline Funds, c/o Firstar Mutual Fund Services, L.L.C., P.O. Box 701, Milwaukee, Wisconsin 53201-0701, 1.800.828.2759. The May 1, 1999 Prospectus accompanies this Proxy Statement/Prospectus.

     The date of this Proxy Statement/Prospectus is December 23, 1999.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED ANY FUND'S SHARES OR DETERMINED WHETHER THIS PROXY STATEMENT/PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

                                TABLE OF CONTENTS

                                                                                                               PAGE

SUMMARY ..........................................................................................................1
         INTRODUCTION.............................................................................................1
         PROPOSED REORGANIZATION..................................................................................1
         REASONS FOR THE PROPOSED REORGANIZATION..................................................................2
         FEDERAL TAX CONSEQUENCES.................................................................................2
         SUMMARY OF INVESTMENT OBJECTIVES AND POLICIES............................................................2
         RISKS ...................................................................................................3
         MANAGEMENT AND OPERATIONS; ADVISORY AND DISTRIBUTION FEES................................................3
         PORTFOLIO MANAGERS.......................................................................................4
         PURCHASES AND REDEMPTIONS; SHAREHOLDER SERVICES..........................................................4
         EXPENSES ................................................................................................5

PROPOSAL:  PLAN OF REORGANIZATION.................................................................................6
         DESCRIPTION OF THE PLAN..................................................................................6
         REASONS FOR THE PROPOSED REORGANIZATION..................................................................7
         DESCRIPTION OF SECURITIES TO BE ISSUED...................................................................8
         CAPITALIZATION...........................................................................................9
         COMPARATIVE PERFORMANCE INFORMATION......................................................................9
         TAX CONSIDERATIONS......................................................................................11

VOTING INFORMATION...............................................................................................13
         QUORUM .................................................................................................13
         SHAREHOLDER APPROVAL....................................................................................13

OTHER INFORMATION................................................................................................14
         PRINCIPAL SHAREHOLDERS..................................................................................14
         AUDITORS ...............................................................................................15
         INTERESTS OF EXPERTS AND COUNSEL........................................................................15
         OTHER MATTERS...........................................................................................15
         SHAREHOLDER MEETINGS....................................................................................15
         AVAILABLE INFORMATION...................................................................................15

PLAN OF REORGANIZATION AND LIQUIDATION...................................................................APPENDIX A

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE (EXCERPTED FROM THE
         FUNDS'ANNUAL REPORTS DATED DECEMBER 31, 1998)...................................................APPENDIX B

                                     SUMMARY

     This Proxy Statement/Prospectus is being furnished to the shareholders of the Acquired Funds in connection with the solicitation of proxies by the Board of Trustees of Skyline to be used at a Special Meeting of Shareholders of the Acquired Funds to be held on Tuesday, February 29, 2000, at 10:00 a.m., Central Time, at the Metropolitan Club, Sears Tower, 233 South Wacker Drive, 67th Floor, Chicago, Illinois. The purpose of the Meeting is to consider and vote on the Plan, pursuant to which Special Equities Portfolio would acquire all or substantially all of the assets and assume all or substantially all of the liabilities of each Acquired Fund, in exchange for the Shares. The Shares will be distributed, pro rata, to the shareholders of Value Plus and Contrarian. Then, Value Plus and Contrarian will be liquidated and discontinued.

     The following is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus (including a copy of the Plan attached as Appendix A), as well as the May 1, 1999 Prospectus, which accompanies this Proxy Statement/Prospectus. This summary is not intended to be complete and is qualified in all respects by reference to the more detailed information appearing elsewhere in this Proxy Statement/Prospectus, the Plan and the May 1, 1999 Prospectus.

INTRODUCTION

     The Plan will allow shareholders of the Acquired Funds to become shareholders of Special Equities Portfolio. The Acquired Funds and Special Equities Portfolio (collectively, the "Funds") are each a series of Skyline, a Massachusetts business trust, and have similar investment objectives, policies, strategies and risks.

     The shareholders will be asked at the Meeting to vote upon and approve the Plan and the Reorganization. If approved, we expect to consummate the Reorganization immediately before the close of trading on February 29, 2000, or such later date as Skyline may determine (the "Closing Date"). Prior to the Closing Date, shareholders of the Acquired Funds may continue to purchase shares of the Acquired Funds in their existing accounts. Each shareholder of an Acquired Fund on the Closing Date will become a shareholder of Special Equities Portfolio.

PROPOSED REORGANIZATION

     The Plan describes the essential terms of the proposed Reorganization and is attached as Appendix A to this Proxy Statement/Prospectus. Pursuant to the Plan, all or substantially all of the assets and liabilities of the Acquired Funds will be transferred to Special Equities Portfolio in exchange for the Shares. The aggregate net asset value of the Shares issued in the Reorganization will be equal to the aggregate value of the assets of the Acquired Funds transferred in the Reorganization. Each Acquired Fund will distribute the shares of Special Equities Portfolio received by it in the Reorganization to its shareholders on a pro rata basis. Thereafter, the Acquired Funds will be discontinued as designated series of shares of Skyline, and the shareholders of the Acquired Funds will become shareholders of Special Equities Portfolio. It is expected that the value of a shareholder's account in Special Equities Portfolio immediately after the Reorganization will be the same as the value of such shareholder's account in Value Plus and/or Contrarian immediately prior to the Reorganization.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees believes that the shareholders of the Acquired Funds would be better served if the time, energy and resources of the Adviser were focused on selecting undervalued small company stocks for investment by one fund. The Reorganization would combine three funds with identical investment objectives, similar policies and fee structures, and identical investment advisory and other service providers, and enable shareholders of the Acquired Funds to remain shareholders of Skyline. Shareholders should not experience any adverse tax consequences as a result of the Reorganization. See "Tax Considerations."

     For these and additional reasons set forth below under "Plan of Reorganization," the Board of Trustees of Skyline has concluded that the proposed Reorganization is fair to, and in the best interest of, the shareholders of the Acquired Funds.

FEDERAL TAX CONSEQUENCES

     As described more fully under "Tax Considerations," below, the Reorganization will not be a taxable event to the Acquired Funds and their shareholders. Consequently, a shareholder will not recognize a gain or loss when he or she receives shares of Special Equities Portfolio in exchange for shares of an Acquired Fund. The basis of the shares of Special Equities Portfolio that a shareholder receives will be the same as the basis of the shareholder's Value Plus and/or Contrarian shares immediately before the Reorganization.

     SOME SHAREHOLDERS OF VALUE PLUS AND CONTRARIAN HAVE AN UNREALIZED LOSS OR GAIN ON THEIR SHARES, AND MAY WISH TO RECOGNIZE THAT LOSS OR GAIN FOR TAX PURPOSES. A SHAREHOLDER MAY RECOGNIZE THAT LOSS OR GAIN BY EXCHANGING VALUE PLUS OR CONTRARIAN SHARES FOR SPECIAL EQUITIES PORTFOLIO SHARES BEFORE THE REORGANIZATION. THIS EXCHANGE IS TREATED AS A SALE FOR FEDERAL INCOME TAX PURPOSES AND A SHAREHOLDER WHOSE ACCOUNT IS SUBJECT TO TAX WILL RECOGNIZE ANY LOSS OR GAIN ON THE SHARES EXCHANGED. A SHAREHOLDER MAY EXCHANGE SHARES THROUGH SKYLINE'S TELEPHONE EXCHANGE PLAN BY CALLING 1-800-828-2759, OR THROUGH AN INVESTMENT PROFESSIONAL.

SUMMARY OF INVESTMENT OBJECTIVES AND STRATEGIES

     The investment objectives of Value Plus, Contrarian and Special Equities Portfolio are identical. Each Fund seeks maximum capital appreciation primarily through investment in common stocks that the Adviser considers to be undervalued.

     The investment strategies of the Funds are slightly different. Special Equities Portfolio seeks to achieve its objective through investment in small company stocks that have below average valuations and above average earnings growth. Special Equities Portfolio has emphasized investments in small company stocks with an aggregate market value of less than $1 billion. Special Equities Portfolio will continue to emphasize investments in small company stocks, but the Fund expects that the capitalization of the small companies in which it invests will increase from $1 billion or less to $2 billion or less. This change is an effort to improve liquidity and recognize that there has been growth in capitalization generally of the small cap market.

     Value Plus also invests in small company stocks (those with an aggregate market value of less than $2 billion) with attractive valuations and solid growth prospects; however, Value Plus generally invests in companies with higher growth rates and valuations than Special Equities Portfolio. Contrarian seeks to achieve its investment objective by investing in small company stocks (those with an aggregate market value of less than $2 billion) that are out-of-favor in the investment community. Contrarian's investment strategy favors deep value stocks that generally have lower valuations than Special Equities Portfolio.

     In selecting stocks for each Fund, the Adviser considers several factors in determining whether a stock is undervalued, including those described in the accompanying May 1, 1999 Prospectus under "How We Choose Investments."
Although Special Equities Portfolio, going forward, may invest in companies that are slightly larger than those companies in which it currently invests, the slight style differences described in the May 1, 1999 Prospectus (that Special Equities Portfolio invests mostly in stocks with slightly lower growth rates and valuations than Value Plus, and higher valuations than Contrarian, which has invested mostly in deep value stocks with lower valuations) will remain true.

RISKS

     Skyline believes that owning shares of Special Equities Portfolio will not involve any unique or special risks compared to owning shares of the Acquired Funds. However, Skyline cannot guarantee that Special Equities Portfolio will achieve its investment objective.

     An investment in Special Equities Portfolio, like an investment in the Acquired Funds, is subject to market risk - the risk that a particular stock, or stocks in general, may fall in value. If the stocks owned by Special Equities Portfolio fall in value, the investment in that Fund would also fall in value. Stocks tend to have periods of rising prices and periods of falling prices, and a shareholder could lose money on the investment.

     Compared to large companies, small companies like those in which Special Equities Portfolio and the Acquired Funds invest often have a shorter history of operations or a narrower product line, and may have a harder time raising additional capital when they need it. As a result, the stock prices of small companies tend to move more abruptly than stocks of large companies. There are also risks of investing in value-oriented stocks, including the risk that value-oriented stocks will underperform growth-oriented stocks during some periods.

MANAGEMENT AND OPERATIONS; ADVISORY AND DISTRIBUTION FEES

     Skyline Asset Management, L.P. serves as investment adviser for the Funds. For its management and advisory services, for providing shareholder and investor servicing, and for the assumption of the Funds' ordinary operating expenses, the Adviser is paid a monthly comprehensive fee from each Fund based on each Fund's average daily net assets. Under the investment advisory agreement (the "Advisory Agreement") between each Fund and the Adviser, each Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The Adviser has agreed to limit the expenses of Special Equities Portfolio, Value Plus and Contrarian to 1.75%, 2.00% and 1.75%, respectively.

     The shares of each Fund are offered for sale on a continuous basis through Funds Distributor, Inc. ("Distributor"), without any sales commissions or charges to the Funds or to their shareholders. The Distributor acts pursuant to a written distribution agreement (the "Agreement") with Skyline which continues from year to year, provided that continuation is approved annually (i) by a majority of the trustees or by a majority of the outstanding voting securities of the affected Fund and (ii) by a majority of the trustees who are not parties to the Agreement or interested persons of any such party. The Adviser pays, as a part of its agreement to pay all of the ordinary operating expenses of the Funds, all expenses in connection with registration of shares of the Funds with the Securities and Exchange Commission and notice filing fees under the various state blue sky laws and assumes the cost of preparation of prospectuses and other expenses. The Adviser bears all or substantially all sales and promotional expenses from its own resources.

     Firstar Bank Milwaukee acts as Custodian of the securities and other assets of Skyline. As Custodian, Firstar Bank Milwaukee is responsible for, among other things, safeguarding and controlling Skyline's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on Skyline's investments. Firstar Mutual Fund Services, LLC performs transfer agent and portfolio accounting services for the Funds.

PORTFOLIO MANAGERS

     William M. Dutton is the portfolio manager of Special Equities Portfolio and the president of Skyline. He has been the portfolio manager of Special Equities Portfolio since its inception in 1987. Mr. Dutton has managed small cap portfolios since 1985, including Skyline Growth Fund, L.L.C., a private investment company, and the small cap investment portfolios of a number of prominent institutional clients. Kenneth S. Kailin is portfolio manager of Value Plus and an executive vice president of Skyline. He has been the portfolio manager of Value Plus since its inception in 1993. Daren C. Heitman is portfolio manager of Contrarian and a senior vice president of Skyline. He has been the portfolio manager of Contrarian since its inception in 1997.

PURCHASES AND REDEMPTIONS; SHAREHOLDER SERVICES

     The Funds are all "no-load" funds. There is no sales charge on the purchase or sale of shares. However, shareholders will indirectly pay various other expenses because the Funds pay fees and other expenses that reduce the return on the investment, which are more fully described under "Expenses." The manner in which shares of each Fund may be purchased and redeemed, as well as the exchange rights and other shareholder services offered by each Fund, are identical. See "Information on Purchasing Shares," "Redeeming Shares" and "Shareholder Services" in the accompanying May 1, 1999 Prospectus.

     The following table sets forth the shareholder transaction expenses and annual operating expenses for the Funds, including pro forma expenses estimated by management (giving effect to the Reorganization), for the fiscal year ended December 31, 1998. The purpose of this expense information is to illustrate the various costs and expenses an investor will bear directly or indirectly in the Funds. More detailed information concerning these expenses is set forth in the sections entitled "Fees and Expenses," "Information on Purchasing Shares," "Shareholder Services" and "Distributions and Taxes" in the accompanying May 1, 1999 Prospectus. The examples shown below should not be considered a representation of future expenses. Actual expenses may be greater or less than shown.

EXPENSES

                                                                                           Special
                                                                                           Equities        Pro Forma
                                                         Value Plus       Contrarian       Portfolio     Combined Fund
----------------------------------------------------------------------------------------------------------------------
SHAREHOLDER TRANSACTION EXPENSES
   (paid directly from a shareholder's investment)
----------------------------------------------------------------------------------------------------------------------
Maximum sales charge.............................           none             none            none            none
Deferred sales charge............................           none             none            none            none
Exchange fee.....................................           none             none            none            none
Redemption fee...................................           none             none            none            none
----------------------------------------------------------------------------------------------------------------------
ANNUAL FUND OPERATING EXPENSES (deducted from Fund
   assets)
----------------------------------------------------------------------------------------------------------------------
Comprehensive management fee*....................          1.50%            1.50%            1.46%           1.46%
12b-1 fees.......................................           none             none             none            none
Other expenses...................................           .01%             .34%             .01%            .01%
                                                     -----------------------------------------------------------------
Total annual fund operating expenses - gross.....          1.51%            1.84%            1.47%           1.47%
After contractual expense reimbursement
   Reimbursements................................              0           (.09)%                0               0
                                                     -----------------------------------------------------------------
   Total annual fund operating expenses - net ...          1.51%            1.75%            1.47%           1.47%

---------------------

* Under the Advisory Agreement, the Adviser pays all of the ordinary operating expenses of each Fund, except the fees and expenses of Skyline's non-interested trustees and organization costs. The Adviser has agreed to limit the expenses of Special Equities Portfolio, Value Plus and Contrarian to 1.75%, 2.00% and 1.75%, respectively, of the Fund's average daily net assets. This limitation cannot be changed without shareholder approval. (See "Who Manages the Funds -- THE ADVISER" in the May 1, 1999 Prospectus.)

EXAMPLE

A shareholder would pay the following expenses on a $10,000 investment, assuming: (1) 5% annual return and (2) redemption at the end of each time period:

                                         1 year        3 years      5 years     10 years
                                         ------        -------      -------     --------

Value Plus                                $154          $477         $824        $1,802

Contrarian                                $178          $551         $949        $2,062

Special Equities Portfolio                $150          $465         $803        $1,757

Pro Forma Combined Fund                   $150          $465         $803        $1,757

                        PROPOSAL: PLAN OF REORGANIZATION

     The Board of Trustees of Skyline recommends that the shareholders of Value Plus and Contrarian vote to approve the Plan and the Reorganization contemplated thereby. The Board believes that the Plan is fair to, and in the best interest of, the shareholders of Value Plus and Contrarian.

DESCRIPTION OF THE PLAN

     The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below; however, because this is a summary, it does not contain all of the information that may be important. Shareholders should read the Plan before deciding how to vote. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Appendix A to this Proxy Statement/Prospectus.

     The Plan contemplates the transfer of all or substantially all of the assets and liabilities of the Acquired Funds to Special Equities Portfolio in exchange for shares of Special Equities Portfolio. The shares will then be distributed, pro rata, on the Closing Date to the shareholders of the Acquired Funds.

     If shareholders approve the Plan, Special Equities Portfolio will acquire all or substantially all of the assets of the Acquired Funds, including without limitation all cash, cash equivalents, securities, receivables and other property owned by the Acquired Funds. It will also assume all or substantially all of the debts, liabilities, obligations or duties of the Acquired Funds. Special Equities Portfolio does not expect that as a condition or result of the Reorganization, it will need to sell securities that it acquires from the Acquired Funds. Such securities are consistent with Special Equities Portfolio's investment objective and strategies, and will be subject to the same investment analysis as any other securities that Special Equities Portfolio holds before being sold.

     In consideration for the net assets of the Acquired Funds transferred in the Reorganization, Special Equities Portfolio will issue to each of the Acquired Funds shares of Special Equities Portfolio having an aggregate net asset value equal to the value of the net assets so transferred by each Acquired Fund. The net assets of the Acquired Funds and the per share net asset value of the Shares of Special Equities Portfolio will be valued as of the close of business on the New York Stock Exchange on the Closing Date. All such valuations will be conducted in accordance with the policies and procedures of the Funds, as described under "Information on Purchasing Shares - Determining the Share Price" in the accompanying May 1, 1999 Prospectus.

     On the Closing Date, each Acquired Fund will distribute pro rata to its shareholders of record the shares of Special Equities Portfolio received by it. This distribution will be accomplished by opening accounts on the books of Special Equities Portfolio in the names of shareholders of the Acquired Funds and by transferring the shares credited to a shareholder's account of the Acquired Funds to the new Special Equities Portfolio's account. Each account opened will represent the respective pro rata number of Portfolio Shares due to each shareholder of Value Plus and/or Contrarian. Fractional Shares of Special Equities Portfolio will be rounded to the nearest thousandth of a share. THE EXCHANGE OF SHARES WILL TAKE PLACE AUTOMATICALLY ON THE CLOSING DATE. SHAREHOLDERS WILL NOT NEED TO SUBMIT TRANSMITTAL FORMS OR OTHER DOCUMENTS.

     After the Closing Date, every shareholder of Value Plus and Contrarian will own shares of Special Equities Portfolio, the aggregate net asset value of which is expected to equal the aggregate net asset value of such shareholder's Value Plus and Contrarian shares immediately prior to the Reorganization. Moreover, because the Special Equities Portfolio shares will be issued at net asset value in exchange for the net assets of the Acquired Funds, and the aggregate value of those assets would equal the aggregate value of the shares of the Acquired Funds issued in exchange therefor, the net asset value per share of Special Equities Portfolio will not change as a result of the Reorganization. Therefore, the Reorganization will not result in economic dilution to any Skyline shareholder.

     On or about the Closing Date, each Acquired Fund will declare and pay a dividend to its shareholders, so that for the short taxable year of each Acquired Fund that ends on the date of its liquidation, that Acquired Fund would have distributed an aggregate amount of dividends that: (a) is equal to at least the sum of its net capital gain and 90% of its investment company taxable income for such year; and (b) is sufficient to avoid any excise tax on the Acquired Fund for the calendar year in which the Closing Date occurs.

     Prior to the Closing Date, Skyline may terminate the Plan and abandon the Reorganization at any time, before or after approval by the shareholders of the Acquired Funds. In addition, Skyline may amend the Plan in any manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of Special Equities Portfolio to be issued.

REASONS FOR THE PROPOSED REORGANIZATION

     The Board of Trustees of Skyline, including all of the trustees who are not "interested persons" as defined by the Investment Company Act of 1940, has unanimously determined that the interests of the shareholders of the Acquired Funds will not be diluted as a result of the proposed transaction, and that the proposed transaction is fair to, and in the best interest of, the shareholders of the Acquired Funds. In reaching such conclusion, the Board of Trustees considered a number of factors, including the following:

     (1) the compatibility of the objectives, policies, restrictions and risks of the Funds;

     (2)  the historical performance of the Funds;

     (3) the Funds' identical advisory and other fee structures, and other shareholder services, and the fact that the Funds have the same investment adviser, distributor and other service providers;

     (4)  the relative size of the Funds;

     (5) the opportunity provided by the Reorganization for shareholders of Value Plus and Contrarian to continue as Skyline shareholders;

     (6) the lack of adverse tax consequences resulting from the Reorganization; and

     (7) the potential benefits and detriments to each Acquired Fund's shareholders of alternatives to the Reorganization, including continued operation of the Fund or possible liquidation.

     The Board believes that the Reorganization combines similar funds with the same investment objective and similar policies (except for certain of each Acquired Fund's investment strategies) and permits the shareholders of the Acquired Funds to pursue substantially the same (or similar) investment goals in a larger combined Fund. The Board believes that the shareholders of the Acquired Funds would be better served if the time, energy and resources of the Adviser were focused on selecting undervalued small company stocks for investment by one combined Fund, rather than spreading out this time, energy and resources among the three Funds.

     The Board also believes that shareholders will benefit from lower advisory fees. As described above in "Management and Operation; Advisory and Distribution Fees," under the Investment Advisory Agreement between each Fund and the Adviser, each Fund pays the Adviser a fee at the annual rate of 1.50% of the first $200 million of its average daily net assets, 1.45% of the next $200 million and 1.40% of the next $200 million. As of September 30, 1999, Special Equities Portfolio had net assets of $306.9 million, surpassing the first breakpoint. If the funds were reorganized on September 30, 1999, the combined net assets would be $384.5 million, bringing the combined fund closer to the next breakpoint of $400 million.

DESCRIPTION OF SECURITIES TO BE ISSUED

     Skyline was organized as a Massachusetts business trust on February 4, 1987, and is an open-end, diversified management investment company. Under the terms of Skyline's Agreement and Declaration of Trust, Skyline may issue an unlimited number of shares of beneficial interest without par value for each series of shares authorized by the trustees. Skyline currently has three series of shares: Skyline Special Equities Portfolio which began operations April 23, 1987; Skyline Small Cap Value Plus which began operations on February 9, 1993; and Skyline Small Cap Contrarian which began operations on December 15, 1997.

     All shares issued will be fully paid and non-assessable and will have no preemptive or conversion rights. Each share of a series is entitled to participate pro rata in any dividends and other distributions declared by Skyline's Board of Trustees on shares of that series. All shares of a series have equal rights in the event of liquidation of that series.

     Each share has one vote and fractional shares have fractional votes. A separate vote of the shareholders of each Fund is required for approval of Skyline's investment advisory agreement, any change in a Fund's fundamental investment policies and restrictions and any matters that affect only one Fund. Shareholders of a Fund are not entitled to vote on any matter not affecting that Fund. All shareholders of Skyline vote together in the election of trustees. As a Massachusetts business trust, Skyline is not required to hold annual shareholder meetings. However, Skyline may call special meetings to elect or remove trustees, change fundamental policies or approve an investment advisory agreement. Upon request of at least 10% of the outstanding shares of Skyline, Skyline will call a special meeting of shareholders for a purpose that requires action by the shareholders.

     Under Massachusetts law, the shareholders of Skyline may, under certain circumstances, be held personally liable for Skyline's obligations. However, Skyline's Agreement and Declaration of Trust disclaims liability of shareholders, Skyline's trustees and Skyline's officers for acts or obligations of Skyline or the Funds and requires that notice of such disclaimer be given in each agreement, obligation or contract entered into or executed by Skyline or the Board of Trustees. Skyline's Agreement and Declaration of Trust provides for indemnification out of the assets of a Fund of all losses and expenses of any shareholder held personally liable for the obligations of that Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is remote, since such risk is limited to circumstances in which the disclaimer is inoperative and Skyline itself is unable to meet its obligations.

CAPITALIZATION

     The following table shows the capitalization of Value Plus, Contrarian and Special Equities Portfolio, respectively, as of September 30, 1999, and the unaudited pro forma capitalization of the combined Special Equities Portfolio as of that date:

                                                                                       Special          Pro Forma
                                                                                       Equities         Combined
                                                        Value Plus     Contrarian      Portfolio        Fund
                                                     -----------------------------------------------------------------
Net Assets (in thousands)........................    $ 73,137          $ 4,411         $ 306,924        $ 384,472
Net Asset Value Per Share........................    $  11.16          $  7.99         $   17.58        $   17.58
Shares Outstanding (in thousands)................       6,551              552            17,456           21,870


COMPARATIVE PERFORMANCE INFORMATION

     The following charts show the annual performance of each of Value Plus, Contrarian and Special Equities Portfolio for the periods indicated. This information is intended to help assess the volatility of Fund returns over the periods indicated. Returns include the reinvestment of dividends and distributions. Of course, past performance does not guarantee future results. The principal value and return on the investment will fluctuate and on redemption may be worth more or less than the original cost.

     VALUE PLUS*

                            ANNUAL TOTAL RETURNS (%)
[Graph follows:]

                               1994         -1.5
                               1995         21.0
                               1996         26.6
                               1997         26.2
                               1998         -6.7

     *Total return for the nine months ended September 30, 1999, was -5.26%.

     CONTRARIAN*

                            ANNUAL TOTAL RETURNS (%)
[Graph follows:]

                               1998        -28.4

[Graph]

     *Total return for the nine months ended September 30, 1999, was 11.59%.

     SPECIAL EQUITIES PORTFOLIO*

                           ANNUAL TOTAL RETURNS (%)
[Graph follows:]

                               1989         24.0
                               1990         -9.3
                               1991         47.4
                               1992         42.5
                               1993         22.9
                               1994         -1.2
                               1995         13.8
                               1996         30.4
                               1997         35.4
                               1998         -7.2

     *Total return for the nine months ended September 30, 1999, was -11.12%.

     During the periods described above in the charts, Value Plus' highest and lowest quarterly returns were 19.28% for the quarter ended June 30, 1997, and -18.70% for the quarter ended September 30, 1998, respectively; Contrarian's highest and lowest quarterly returns were 10.00% for the quarter ended March 31, 1998, and -29.20% for the quarter ended September 30, 1998, respectively; and Special Equities Portfolio's highest and lowest quarterly returns were 27.81% for the quarter ended March 31, 1991, and -20.54% for the quarter ended September 30, 1990, respectively;

     The following tables compare each Fund's average annual total returns for one, five, and 10 year periods ending December 31, 1998 to its market benchmark. This information is intended to help assess each Fund's variability. Performance for each Fund, for the Russell 2000 and S&P 500 also is shown from that Fund's date of inception (12/15/97 for Contrarian, 2/9/93 for Value Plus and 4/23/87 for Special Equities Portfolio).

     VALUE PLUS*

                                                                                    Total
      Average Annual Total Returns for Periods Ended December 31, 1998 (%)          Return
                                                                    From        9 Months ended
                                     1 Year         5 Years        2/9/93          9/30/99
------------------------------------------------------------------------------------------------
Value Plus                           -6.66%          12.18%        12.05%           -5.26%

Russell 2000**                       -2.55%          11.86%        12.41%            2.37%

S&P 500**                            28.76%          24.15%        21.59%            5.29%

     CONTRARIAN*

                                                                                     Total
      Average Annual Total Returns for Periods Ended December 31, 1998 (%)           Return
                                                              From               9 Months ended
                                       1 Year               12/15/97                9/30/99
------------------------------------------------------------------------------------------------
Contrarian                            -28.40%                -27.33%                11.59%

Russell 2000**                         -2.55%                  1.21%                 2.37%

S&P 500**                              28.76%                 28.29%                 5.29%

     SPECIAL EQUITIES PORTFOLIO*

                                                                                     Total
      Average Annual Total Returns for Periods Ended December 31, 1998 (%)          Return
                                                                    From        9 Months ended
                        1 Year          5 Years      10 Years     4/23/87           9/30/99
------------------------------------------------------------------------------------------------
Special Equities      -7.17%        13.02%          18.26%         16.17%          -11.12%
Portfolio

Russell 2000**        -2.55%        11.86%          12.92%         10.41%            2.37%

S&P 500**             28.76%        24.15%          19.22%         16.47%            5.29%

     *The average annual total return for Value Plus since inception (2/9/93) through November 30, 1999 was 10.16%; for Contrarian since inception (12/15/97) through November 30, 1999 was -11.61% and for Special Equities Portfolio since inception (4/23/87) through November 30, 1999 was 13.66%.

     **The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America

TAX CONSIDERATIONS

     Bell, Boyd & Lloyd has given a legal opinion to Skyline to the effect that for Federal income tax purposes, and assuming the transactions are consummated in accordance with the Plan of Reorganization:

     - the transfer of all or substantially all of the assets and liabilities of each Acquired Fund to Special Equities Portfolio in exchange for shares of Special Equities Portfolio and the distribution of those shares to shareholders of each Acquired Fund will in the case of each Acquired Fund constitute a "Reorganization" under

          Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code");

     - under Sections 361(a), 361(c)(1) and 357(a) of the Code, no gain or loss will be recognized by an Acquired Fund as a result of the Reorganization;

     - under Section 354(a)(1) of the Code, shareholders of an Acquired Fund will recognize no gain or loss because of the distribution of shares of Special Equities Portfolio in the Reorganization;

     - under Section 358(a)(1) of the Code, the basis of the Shares received by a shareholder of an Acquired Fund will be the same as the basis of the Acquired Fund's shares held by such shareholder immediately before the Closing Date;

     - under Section 362(b) of the Code, the basis to Special Equities Portfolio of the assets of each Acquired Fund received will be the same as the basis of the assets in the hands of that Acquired Fund immediately before the Reorganization;

     - under Section 1223(1) of the Code, shareholders' holding periods for their shares of Special Equities Portfolio acquired in the Reorganization will include the period that they held their shares of the corresponding Acquired Fund if the shares of the Acquired Fund were held as a capital asset;

     - under Section 1223(2) of the Code, the holding period for Special Equities Portfolio with respect to the assets received in the Reorganization will include the period that such assets were held by the corresponding Acquired Fund; and

     - under Section 381 of the Code, Special Equities Portfolio will succeed to the earnings and profits, or the deficit in earnings and profits, of the Acquired Funds.

     Skyline has not sought a tax ruling from the Internal Revenue Service ("IRS"). The opinion of counsel is not binding on the IRS, and the IRS could take a contrary position. Shareholders should consult their own advisors concerning the potential tax consequences, including state and local income tax consequences.

     Skyline complies with Subchapter M of the Code and, as a result, does not pay any corporate level federal or state income tax.

     SOME SHAREHOLDERS OF VALUE PLUS AND CONTRARIAN HAVE AN UNREALIZED LOSS OR GAIN ON THEIR SHARES, AND MAY WISH TO RECOGNIZE THAT LOSS OR GAIN FOR TAX PURPOSES. A SHAREHOLDER MAY RECOGNIZE THAT LOSS OR GAIN BY EXCHANGING VALUE PLUS OR CONTRARIAN SHARES FOR SPECIAL EQUITIES PORTFOLIO SHARES BEFORE THE REORGANIZATION. THIS EXCHANGE IS TREATED AS A SALE FOR FEDERAL INCOME TAX PURPOSES AND A SHAREHOLDER WHOSE ACCOUNT IS SUBJECT TO TAX WILL RECOGNIZE ANY LOSS OR GAIN ON THE SHARES EXCHANGED. A SHAREHOLDER MAY EXCHANGE SHARES THROUGH SKYLINE'S TELEPHONE EXCHANGE PLAN BY CALLING 1-800-828-2759, OR THROUGH AN INVESTMENT PROFESSIONAL.

                               VOTING INFORMATION

     This Proxy Statement/Prospectus is being furnished to the shareholders of each Acquired Fund in connection with the solicitation of proxies by Skyline's Board of Trustees for use at the Meeting. Expenses in connection with the solicitation of proxies will be borne by the Adviser. Solicitation of proxies will be conducted principally by the mailing of this Proxy Statement/Prospectus and the accompanying proxy card. Proxies also may be solicited in person, by telephone, by facsimile or, without special compensation, by officers of Skyline or by officers and employees of the Adviser. The Acquired Funds have engaged the services of D.F. King & Co., Inc. to assist in the solicitation of proxies for the Meeting. Upon request, the Adviser will reimburse brokers, dealers, banks and voting trustees, or their nominees, for reasonable expenses incurred in forwarding copies of the proxy materials to the beneficial owners of the shares that such persons hold of record. Proxy materials are expected to be mailed to shareholders of the Acquired Funds on or about January 10, 2000.

     The Board of Trustees has determined that the shares of each Acquired Fund are to be voted as a separate series on the proposal to approve the Plan and that holders of shares of Special Equities Portfolio are not entitled to vote on the proposal to approve the Plan.

QUORUM

     The presence at the Meeting, in person or by proxy, of shareholders representing one-third of all Skyline shares outstanding and entitled to vote on the Plan constitutes a quorum for the transaction of business. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the Meeting, abstentions and broker non-votes (I.E., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist Skyline in obtaining a quorum, but generally will have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of Proposal 1.

SHAREHOLDER APPROVAL

     Approval of the proposed Plan and Reorganization for a Fund will require the affirmative vote of a majority of the outstanding shares of that Fund, voting separately. Abstentions and broker non-votes will have the same effect as votes cast against approval of the Plan.

     In the event that sufficient votes in favor of the proposal to approve the Plan are not received by the scheduled time of the Meeting, the persons named as proxies in the enclosed proxy may propose and vote in favor of one or more adjournments of the Meeting to permit further solicitation of proxies without the necessity of further notice. Any such adjournment will require the affirmative vote of a majority of the shares present at the session of the Meeting to be adjourned.

     Shareholders of record of each Acquired Fund at the close of business on December 23, 1999 (the "Record Date"), will be entitled to notice of, and to vote, at the Meeting or any adjournment thereof. Each such shareholder will be entitled to one vote for each share (with a proportionate vote for each fractional share) held by such shareholder on each matter presented at the Meeting. As of the Record Date, there were 5,442,571.701 shares of Value Plus and 490,066.437 shares of Contrarian outstanding.

     Shareholders are requested to complete, date, sign and promptly return the accompanying proxy in the enclosed envelope. If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the shares represented by the proxy will, unless such proxy has previously been revoked, be voted in accordance with the instructions marked on the proxy. Unless instructions to the contrary are marked on the proxy, the proxy will be voted FOR the proposal described in this proxy statement and in the discretion of the persons named as proxies in connection with any other matters as may properly come before the Meeting. Skyline's Board of Trustees does not know of any matters to be considered at the Meeting other than the matters referred to in the "Notice of Special Meeting." A shareholder may revoke his or her proxy at any time prior to its exercise by delivering written notice of revocation to the Secretary of Skyline, by executing and delivering a later dated proxy to Skyline or by attending the Meeting in person to vote the shares of the Acquired Funds held by such shareholder.

     Skyline has also arranged to have votes recorded by telephone. Any expenses in connection with telephone voting will be paid by the Adviser. If votes are recorded by telephone, Skyline will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Proxies given by telephone may be revoked at any time before they are voted in the same manner that proxies by mail may be revoked.

                                OTHER INFORMATION

PRINCIPAL SHAREHOLDERS

     The only persons known by Skyline to own of record or "beneficially" (within the meaning of that term as defined in rule 13d-3 under the Securities Exchange Act of 1934) 5% or more of the outstanding shares of any Fund as of September 30, 1999, were Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 29.3% of the shares of Special Equities Portfolio; Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 21.1% of the shares of Value Plus; Hartford Life Insurance Company Deferred Pension III Separate Account, which held 9.2%, of the shares of Value Plus; Charles Schwab & Co., Inc., as a nominee for various beneficial owners, which held 34.6% of the shares of Contrarian; and NFSC, as a nominee for LPR Associates, Ltd., which held 6.8%, of the shares of Contrarian. The address of Charles Schwab & Co., Inc. is 101 Montgomery Street, San Francisco, California 94104. The address of the Hartford Life Insurance Company Deferred Pension III Separate Account is P.O. Box 2999, Hartford, Connecticut 06104. The address of NFSC is 834 Greenfield Avenue, Pittsburgh, Pennsylvania 15217.

     As of September 30, 1999, the trustees and officers of Skyline owned, in the aggregate, 142,269.921 shares of Special Equities Portfolio, 19,923.980 shares of Value Plus and 57,472.922 shares of Contrarian, which represents less than 1% of each of Special Equities Portfolio and Value Plus and 10.4% of Contrarian. Neither Skyline nor any Fund is "controlled" (as that term is defined in the 1940 Act) by any person.

AUDITORS

     Ernst & Young LLP, Sears Tower, 233 South Wacker Drive, Chicago, Illinois 60606 serves as Skyline's independent auditors, providing services including (i) audit of the annual financial statements; (ii) assistance and consultation in connection with Securities and Exchange Commission filings and (iii) review of the annual income tax returns filed on behalf of each Fund. Ernst & Young has no direct or indirect financial interest in Skyline or the Funds except as auditors and independent public accountants. A representative of Ernst & Young will attend the meeting.

INTERESTS OF EXPERTS AND COUNSEL

     No expert or counsel named herein has a substantial interest in Skyline, any Fund, the Reorganization or any other transaction contemplated by this Proxy Statement/Prospectus.

OTHER MATTERS

     The Board of Trustees has not been informed and is not aware that any other matter will be brought before the Meeting. However, unless expressly indicated otherwise on the enclosed form of proxy, proxies may be voted with discretionary authority with respect to any other matter that may properly be presented at the meeting or any adjournment thereof.

SHAREHOLDER MEETINGS

     Skyline is organized as a Massachusetts business trust, and as such is not required to hold annual meetings of shareholders. Skyline's Bylaws provide that Skyline is not required to hold a shareholder meeting in any year in which the election of trustees, approval of an investment advisory agreement (or any sub-advisory agreement) or ratification of the selection of independent public accountants is not required to be acted upon by shareholders of Skyline or any of its series, including the Funds, under the 1940 Act. Meetings of shareholders of any series of Skyline will be held as determined necessary by the Board of Trustees of Skyline and in accordance with the 1940 Act. However, shareholders of any series wishing to submit proposals for inclusion in a proxy statement for any future shareholder meetings should send their written proposals to the Secretary of Skyline at 311 South Wacker Drive, Suite 4500, Chicago, Illinois 60606.

AVAILABLE INFORMATION

     Skyline has filed with the Commission a Registration Statement on Form N-14 (the "Registration Statement") under the Securities Act of 1933, as amended, with respect to the shares of Special Equities Portfolio offered hereby. As permitted by the rules and regulations of the Commission, this Proxy Statement/Prospectus omits certain information, exhibits and undertakings contained in that Registration Statement. Such additional information can be inspected at the principal offices of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's regional office at 7 World Trade Center, New York, New York 10048. Copies of the Registration Statement can be obtained from the Commission at prescribed rates by writing to the Commission at either address. The Commission also maintains a Web site at http:\\www.sec.gov that will contain a copy of the Registration Statement, all post-effective amendments to Skyline's Registration Statement on Form N-1A filed since 1994, and reports and certain other publicly available documents about Skyline and the Funds.

     No person has been authorized to give any information or to make any representations other than those contained in this Proxy Statement/Prospectus in connection with the offer contained in this Proxy Statement/Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by Skyline. This Proxy Statement/Prospectus does not constitute an offer to sell securities in any state or other jurisdiction to any person to whom it would be unlawful to make such offer in such state or jurisdiction. Neither the delivery of this Proxy Statement/Prospectus nor any sale made hereunder shall under any circumstances create any implication that there have been no changes in the affairs of Skyline subsequent to the date of this Proxy Statement/Prospectus.

                                                                      APPENDIX A

                                  SKYLINE FUNDS

                             PLAN OF REORGANIZATION

     This Plan of Reorganization (this "Plan") is made as of this 16th day of November, 1999, by Skyline Funds, a Massachusetts business trust ("Skyline"), on behalf of its series designated Skyline Small Cap Value Plus ("Value Plus"), Skyline Small Cap Contrarian ("Contrarian") and Skyline Special Equities Portfolio ("Special Equities Portfolio").

                                    RECITALS

     WHEREAS, Skyline: (a) is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (b) is registered as an open-end management investment company under the Investment Company Act; and (c) currently has designated three separate series of shares of beneficial interest known as Value Plus, Contrarian and Special Equities Portfolio; and

     WHEREAS, the Board of Trustees of Skyline deems it advisable that Special Equities Portfolio acquire all of the assets of each of Value Plus and Contrarian in exchange for the assumption by Special Equities Portfolio of all of the liabilities of each of Value Plus and Contrarian and the issuance of shares of beneficial interest of Special Equities Portfolio, which are thereafter to be distributed by each of Value Plus and Contrarian to its shareholders in liquidation of each of Value Plus and Contrarian, all upon the terms and conditions set forth in this Plan.

                                    AGREEMENT

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   DEFINITIONS.

     For purposes of this Plan, the following terms shall have the respective meanings set forth below:

     1.1  "Acquired Funds" means Value Plus and Contrarian.

     1.2 "Acquired Fund Shareholders" means the holders of record of the issued and outstanding shares of beneficial interest of the Acquired Funds as of the Closing Date.

     1.3 "Closing" means the transfer to Special Equities Portfolio of substantially all of the assets of each of Value Plus and Contrarian against delivery to each of Value Plus and Contrarian of the Special Equities Portfolio Shares as described in Section 2.1 of this Plan.

     1.4 "Closing Date" means February 29, 2000, or such other date as Skyline may determine.

     1.5 "Code" means the Internal Revenue Code of 1986, as amended.

     1.6 "Contrarian" means Skyline Small Cap Contrarian, a designated series of Skyline.

     1.7 "Contrarian Shares" means the issued and outstanding shares of beneficial interest of Contrarian.

     1.8 "Custodian" means Firstar Bank, acting in its capacity as custodian with respect to the assets of Skyline.

     1.9 "Effective Time" means immediately prior to the close of trading on the New York Stock Exchange on the Closing Date.

     1.10 "Excluded Assets" shall have the meaning set forth in Section 2.3 of this Plan.

     1.11 "Excluded Liabilities" shall have the meaning set forth in Section 2.3 of this Plan.

     1.12 "Investment Company Act" means the Investment Company Act of 1940, as amended, and all of the rules and regulations adopted thereunder by the SEC.

     1.13 "Person" means an individual or a corporation, partnership, limited liability company, joint venture, association, trust, unincorporated organization, or other entity, as the context requires.

     1.14 "Plan" means this Plan of Reorganization, together with all schedules and exhibits attached hereto, as the same may be amended from time to time in accordance with the terms hereof.

     1.15 "Reorganization" means the transactions described in and contemplated by this Plan.

     1.16 "Required Shareholder Vote" shall have the meaning specified in
Section 3.1 of this Plan.

     1.17 "SEC" means the United States Securities and Exchange Commission.

     1.18 "Securities Act" means the Securities Act of 1933, as amended, and all rules and regulations adopted by the SEC pursuant thereto.

     1.19 "Shareholder Meeting" means a special meeting of the shareholders of Value Plus and Contrarian to be convened in accordance with applicable law and the Agreement and Declaration of Trust and Bylaws of Skyline to consider and vote upon the approval of this Plan and the transactions contemplated hereby.

     1.20 "Skyline" means Skyline Funds, a Massachusetts business trust which:
(a) is duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; (b) is registered as an open-end management investment company under the Investment Company Act; and (c) at the date of this Agreement has designated three separate series of its shares of beneficial interest, no par value, known as Value Plus, Contrarian and Special Equities Portfolio.

     1.21 "Skyline Prospectus" means the Prospectus, dated May 1, 1999, of Skyline relating to each of Value Plus, Contrarian and Special Equities Portfolio.

     1.22 "Special Equities Portfolio" means Skyline Special Equities Portfolio, a designated series of Skyline.

     1.23 "Special Equities Portfolio Shares" means the shares of beneficial interest of Special Equities Portfolio to be issued pursuant to this Plan, as described in Section 2.1 hereof.

     1.24 "Value Plus" means Skyline Small Cap Value Plus, a designated series of Skyline.

     1.25 "Value Plus Shares" means the issued and outstanding shares of beneficial interest of Value Plus.

2.   Reorganization and Liquidation of Value Plus and Contrarian.

     2.1 TRANSFER OF EACH ACQUIRED FUND'S ASSETS; ISSUANCE OF SPECIAL EQUITIES PORTFOLIO SHARES. At or prior to the Effective Time, substantially all of the assets of each Acquired Fund, except the Excluded Assets, shall be delivered to the Custodian for the account of Special Equities Portfolio, in exchange for
(i), and against delivery to each Acquired Fund at the Effective Time of, that number of Special Equities Portfolio Shares (including, if applicable, fractional shares rounded to the nearest thousandth of one whole share) having an aggregate net asset value equal to the value of the assets of each Acquired Fund so delivered and (ii) the assumption by Special Equities Portfolio of all the liabilities of the Acquired Fund except Excluded Liabilities, all determined and adjusted as provided in Section 2.2 of this Plan. As of the Effective Time and following delivery of such assets to the Custodian, Special Equities Portfolio shall receive good and marketable title to such assets free and clear of all liens, security interests, pledges, charges, claims or encumbrances of any and every kind.

     2.2 COMPUTATION OF NET ASSET VALUE.

          (a) The net asset value of Special Equities Portfolio Shares and the net value of the assets of each Acquired Fund transferred pursuant to this Plan shall, in each case, be the net asset value per share of such series next determined after receipt of an unconditional order for purchase of shares of such series as of the close of regular session trading on the New York Stock Exchange on the Closing Date.

          (b) The net asset value of Special Equities Portfolio Shares shall be computed in accordance with the practices and procedures of Special Equities Portfolio described in the Skyline Prospectus. Likewise, the value of the assets of each Acquired Fund to be transferred pursuant to this Plan shall be computed in accordance with the practices and procedures of each Acquired Fund described in the Skyline Prospectus.

     2.3 EXCLUDED ASSETS AND LIABILITIES. There shall be excluded from the assets of Contrarian described in Section 2.1 all pre-paid organizational expenses and other assets of Contrarian that would not have value to Special Equities Portfolio (the "Excluded Assets"). There shall be excluded from the liabilities of Contrarian described in Section 2.1 all organizational expenses and other liabilities of Contrarian that would not have value to Special Equities Portfolio.

     2.4 CLOSING OF BOOKS. The assets of each Acquired Fund and the per share net asset value of Special Equities Portfolio Shares shall be valued as of the close of regular session trading on the New York Stock Exchange on the Closing Date. The stock transfer books of each Acquired Fund shall be permanently closed as of the close of regular session trading on the Closing Date, and only requests for the redemption of shares of each Acquired Fund received in proper form prior to the close of regular session trading on the New York Stock Exchange on the Closing Date shall be accepted by that Acquired Fund. Redemption requests thereafter received by each Acquired Fund shall be deemed to be redemption requests for Special Equities Portfolio Shares (assuming that the transactions contemplated by this Plan have been consummated) to be distributed to the Acquired Fund Shareholders pursuant to this Plan.

     2.5 LIQUIDATION. As soon as reasonably practicable after the Closing Date, each Acquired Fund shall pay or make provisions for all of its debts, liabilities and taxes, and distribute all remaining assets, including Special Equities Portfolio Shares received by it in the Reorganization and the balance, if any, of the Excluded Assets, to the Acquired Fund Shareholders, and each Acquired Fund's status as a designated series of shares of Skyline shall be terminated.

     2.6 ISSUANCE OF SPECIAL EQUITIES PORTFOLIO SHARES. On the Closing Date, Skyline shall instruct its transfer agent to record on Skyline's books and records the pro rata interest of each of the Acquired Fund Shareholders in Special Equities Portfolio Shares in the name of such Acquired Fund Shareholder. All Value Plus Shares and Contrarian Shares then issued and outstanding shall thereupon be canceled on the books of Skyline. Skyline shall forward a confirmation of such ownership to each of the Acquired Fund Shareholders. No redemption or repurchase of such Special Equities Portfolio Shares credited to any Acquired Fund Shareholder in respect of his or her Acquired Fund Shares which are represented by an unsurrendered stock certificate shall be permitted until such certificate has been surrendered to Skyline for cancellation, or if such certificate is lost or misplaced, until a lost certificate affidavit has been executed and delivered to Skyline.

     2.7 TAX CONSEQUENCES. It is intended that (a) the transfer by each Acquired Fund of all of its assets to Special Equities Portfolio in exchange for Special Equities Portfolio Shares, and the distribution of such Special Equities Portfolio Shares to the Acquired Fund Shareholders, as provided in this Plan, will constitute a Reorganization within the meaning of Section 368(a)(1)(C) of the Code; (b) no income, gain or loss will be recognized by the Acquired Funds as a result of such transactions; (c) no income, gain or loss will be recognized by Special Equities Portfolio as a result of such transactions; (d) no income, gain or loss will be recognized by the Acquired Fund Shareholders on the distribution to them by the Acquired Funds of Special Equities Portfolio Shares in exchange for Value Plus Shares and/or Contrarian Shares (but Acquired Fund Shareholders subject to taxation will recognize income upon receipt of any net investment income or net capital gains of such Acquired Fund which are distributed by such Acquired Fund prior to the Closing Date of the Reorganization); (e) the tax basis of the Special Equities Portfolio Shares received by each Acquired Fund Shareholder will be the same as the tax basis of the shareholder's Value Plus Shares and/or Contrarian Shares exchanged therefor;
(f) the tax basis of the assets of the Acquired Fund received by Special Equities Portfolio will be the same as the basis of the assets in the hands of the corresponding Acquired Fund immediately prior to the transactions; (g) a shareholder's holding period for Special Equities Portfolio Shares will be determined by including the period for which the shareholder held Value Plus Shares and/or Contrarian Shares exchanged therefor, provided that the shareholder held such Value Plus Shares and/or Contrarian Shares as a capital asset at the Closing; (h) the holding period of Special Equities Portfolio with respect to the assets of each Acquired Fund will include the period for which such assets were held by the corresponding Acquired Fund provided that the Acquired Fund held such assets as capital assets; and (i) Special Equities Portfolio will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of the corresponding Acquired Fund as of the Closing of the Reorganization.

3.   CONDITIONS PRECEDENT TO CLOSING.

     The Closing of the Reorganization as to each Acquired Fund is subject to the conditions that on or before the Closing Date:

     3.1 APPROVAL OF PLAN BY ACQUIRED FUND SHAREHOLDERS. The Shareholder Meeting shall have been duly called and held in accordance with the provisions of the Investment Company Act, Massachusetts Law and the Agreement and Declaration of Trust and Bylaws of Skyline, including compliance with the notice and quorum requirements thereunder, and at such meeting the Plan shall have been approved by the affirmative vote of, for Value Plus, more than 50% of Value Plus Shares outstanding and entitled to vote on approval of the Plan at the Shareholder Meeting and, for Contrarian, more than 50% of Contrarian Shares outstanding and entitled to vote on approval of the Plan at the Shareholder Meeting (the "Required Shareholder Vote").

     3.2 NO ADVERSE ACTIONS. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Plan or the transactions contemplated hereby.

     3.3 CONSENTS AND APPROVALS. All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the SEC and of state Blue Sky or securities authorities) deemed necessary by Skyline to permit consummation, in all material respects, of the transactions contemplated hereby, shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of that Acquired Fund.

     3.4 EFFECTIVENESS OF REGISTRATION STATEMENT ON FORM N-14. Skyline's Registration Statement on Form N-14 to be prepared and filed with the SEC with respect to Special Equities Portfolio Shares, including the Proxy Statement of the Acquired Funds soliciting approval of the Plan at the Shareholder Meeting constituting a part thereof, shall have become effective under the Securities Act and no stop order suspending the effectiveness thereof shall have been issued and, to the best knowledge of Skyline, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act.

     3.5 DISPOSITION OF INELIGIBLE INVESTMENTS BY EACH ACQUIRED FUND. Prior to the Closing Date, each Acquired Fund shall sell, liquidate or otherwise dispose of such securities and instruments (or portions thereof) in its investment portfolio as and to the extent necessary to enable Special Equities Portfolio to own, purchase or hold all of the securities and instruments in the Acquired Fund's investment portfolio being transferred to Special Equities Portfolio in the Reorganization without causing a violation of any of Special Equities Portfolio's investment restrictions or policies.

     3.6 DECLARATION OF DIVIDENDS AND DISTRIBUTIONS BY ACQUIRED FUND. Prior to or on the Closing Date, that Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carried forward).

4.   EXPENSES.

     Skyline Asset Management, L.P., Skyline's investment adviser, will bear all expenses in connection with the entering into and carrying out the provisions of this Plan.

5.   TERMINATION.

     This Plan may be terminated at any time by Skyline, and will be terminated by Skyline if any of the conditions precedent to the Reorganization set forth in
Article 3 has not been satisfied as of the Closing Date. In the event of any such termination, there shall be no liability for damage on the part of any of Value Plus, Contrarian or Special Equities Portfolio.

6.   AMENDMENT.

     This Plan may be amended, modified or supplemented in such manner as Skyline determines; provided, however, that following approval of the Plan by the Required Shareholder Vote, no such amendment may have the effect of changing the provisions for determining the number of Special Equities Portfolio Shares to be issued to the Acquired Fund Shareholders pursuant to this Plan to the detriment of the Acquired Fund Shareholders without their further approval.

7.   MISCELLANEOUS.

     7.1 SEPARATE APPLICATION TO EACH ACQUIRED FUND. This Plan shall be construed to apply separately to each Acquired Fund, so that, if all conditions precedent to closing for one Acquired Fund have been satisfied or waived, the Reorganization contemplated hereby may be completed as to that Acquired Fund even if not all conditions precedent to closing as to the other Acquired Fund have been satisfied or waived.

     7.2 HEADINGS. The Article and Section headings contained in this Plan are for reference purposes only and shall not affect in any way the meaning or interpretation of this Plan.

     7.3 GOVERNING LAW. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, Skyline's Agreement and Declaration of Trust and Bylaws, and the Skyline Prospectus.

     7.4 LIMITATION OF LIABILITY. The Agreement and Declaration of Trust of Skyline is on file with the Secretary of State of the Commonwealth of Massachusetts. This Agreement is executed on behalf of Skyline by an officer of Skyline in his capacity as an officer and not individually and the obligations of Skyline under this Agreement are not binding upon Skyline's trustees, officers or shareholders individually but are binding only upon the assets and property of each Acquired Fund or Special Equities Portfolio as the case may be.

     IN WITNESS WHEREOF, on the authority of the Board of Trustees of Skyline, this Plan has been executed by its duly authorized officer as of the day and year first written above.

                             BY ORDER OF THE BOARD OF TRUSTEES
                             OF SKYLINE FUNDS

                             (On Behalf of Skyline Small Cap Value Plus, Skyline Small Cap Contrarian and Skyline Special Equities Portfolio)

                             By: /s/ William M. Dutton
                                 ----------------------------
                                 William M. Dutton, President

                                                                     APPENDIX B

                                     SKYLINE FUNDS

                      MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
           (excerpted from the Funds' Annual Reports dated December 31, 1998


SPECIAL EQUITIES PORTFOLIO

- LETTER from William M. Dutton, Portfolio Manager:(1)
---------------------------------------------
                                                               December 31, 1998

Dear Shareholder:

OVERVIEW

The Fund showed a gain of 10.97% in the 4th quarter, as the stock market moved up strongly from its depressed level in September. For the year, the Fund showed a loss of 7.17% due to its decline in the second and third quarters of 1998. The Russell 2000 Index delivered a gain of 16.31% for the 4th quarter and showed a loss of 2.55% for the year. The Fund lagged the Index primarily because of its sector weightings, which were tilted toward economically sensitive stocks, a group that performed poorly for both the quarter and the year. While it is disappointing to trail the Index, we are very proud of our long-term consistent performance record. The Fund has trailed the Russell 2000 Index in only two of its 12 years of operation.

MARKET REVIEW

The big news of 1998 was the dominant performance of large company stocks compared to small company stocks. The S&P 500 Index showed a gain of 28.76% for the year compared to a loss of 2.55% for the Russell 2000 Index. This is the greatest disparity in performance between large and small company stocks since the Russell 2000 Index was created in 1979 and is likely one of the largest in the history of the stock market. Performance was directly correlated to size in 1998 as, even within the S&P 500 Index, the larger companies did better than the smaller companies. Interestingly, while the S&P 500 Index gained almost 30% for the year, the majority of stocks on the New York Stock Exchange showed a loss for the year.

The difference in performance in 1998 between large and small company stocks is explained by changes in their price/earnings multiples, as profit growth appears to have been about the same for each sector. With long-term interest rates declining from about 6% to 5% during the year, the P/E multiple of the S&P 500 Index increased nearly 30% and the P/E multiple of the Russell 2000 Index declined about 10%. It is highly unusual for such a major valuation diversion to occur. Most stock market observers attribute it to investors' desire for safety and liquidity during a time of international financial problems and fears of worldwide recession. Also, the increasing popularity of indexing techniques enhanced the returns of large cap stocks. While investors favored large cap stocks during 1998 for these reasons, we believe a terrific opportunity for small cap stocks has been created since they are at extraordinarily low relative valuation levels.

While the Russell 2000 Index ended the year nearly unchanged, there was enormous volatility during the year. Small stocks began the year with a nice advance, only to fall nearly 40% from their peak in April to their trough in early October. The subsequent rally, aided by three interest rate cuts by the Federal Reserve Board, nearly brought the Index back to even. This volatility was caused by two key problems. First, investors

                       ANNUAL REPORT - DECEMBER 31, 1998
became very nervous about overseas problems in Asia, Latin America, and Russia. Second, U.S. companies began experiencing profit deterioration in the middle of the year.

Within the small cap market, growth stock investors showed better returns than value investors for both the fourth quarter and the year. Growth stock investors were helped by superior returns in technology, health care, and consumer stocks, areas in which they tend to focus. Value investors were hurt by sub-par returns in financial, energy, and economically sensitive stocks. While economic statistics indicate that the economy is healthy, economic weakness showed up in the industrial side of the economy and in the energy sector, hurting stock returns in those areas. Though pockets of the economy remain strong, such as the consumer area, overall economic growth has moderated somewhat over the past year. In general, a slowdown in economic growth causes problems for value-oriented investors.

PORTFOLIO REVIEW

The Fund showed a gain of 10.97% in the 4th quarter compared to a gain of 16.31% for the Russell 2000 Index. For the year, the Fund showed a loss of 7.17% compared to a loss of 2.55% for the Russell 2000 Index. The Fund lagged the Index primarily because its value-oriented investment style led to heavily weighted positions in economically sensitive industries, which were hurt by the slowdown in the economy, and low weightings in technology and utilities, the two top performing sectors in the market for the year. Also, stock selection was not as strong as usual, as the Fund had too many stocks show significant declines.

In terms of sector performance, results were quite mixed for both the fourth quarter and the year. The consumer and financial sectors, which made up 40%-50% of the Fund for most of the year, generally performed well, showing nice gains for both periods. On the other hand, economically sensitive sectors, which made up about 30%-35% of the Fund, showed sub-par returns for the quarter and negative returns for the year. The energy sector was a problem all year, although it did not significantly hurt the Fund because of its low weighting.

In terms of individual stock selection, the Fund had too many stocks show significant declines during the year. Most of the major stock setbacks occurred in sectors where there were major fundamental problems such as the energy, industrial, and technology areas. Certain individual stocks in these sectors were severely hurt by Asian related problems.

OUTLOOK

Our outlook for the Fund is extremely positive, particularly over the next three to five years. The most positive factor is the attractive relative valuation of the Fund. On a P/E multiple basis, the Fund trades at an approximate 30% discount to the Russell 2000 Index and a 44% discount to the S&P 500 Index. The Fund has never traded at such a large discount to the S&P 500 Index. The P/E of the Fund is approximately 14 times trailing 12-month earnings, which is extremely inexpensive in a 5% interest rate environment.


                       ANNUAL REPORT - DECEMBER 31, 1998

In our opinion, a strong economy is the best catalyst for improving stock prices in the Fund. The Federal Reserve Board and central banks around the world are lowering interest rates to generate better economic growth. If they are successful, it should create an environment where most companies show improving earnings. Also, it would likely improve investor confidence, a necessary condition in order to improve the valuation of small cap stocks.

Our only reservation is about near-term performance. This is because certain segments of the stock market appear to be at inflated levels, particularly large cap growth stocks and certain technology stocks. If these segments of the market decline, the Fund will almost certainly decline also. However, we are extremely optimistic about performance over the long term since the valuation of the Fund today is so compelling relative to both large cap stocks and current interest rates.

/s/ WILLIAM M. DUTTON





                       ANNUAL REPORT - DECEMBER 31, 1998

- PERFORMANCE (%)(1)
-------------------------------------------------------------------------------

                                                                     SINCE
                             1998      3 YRS.   5 YRS.    10 YRS.   INCEPTION(2)
 SPECIAL EQUITIES            -7.17     17.90    13.02     18.26     15.17
 RUSSELL 2000                -2.55     11.58    11.86     12.92     10.41
 S&P 500                     28.76     28.40    24.15     19.22     16.47















                           ANNUAL REPORT - DECEMBER 31, 1998

- CHANGE in Value of a $10,000 Investment(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                         SPECIAL         RUSSELL      S&P
                    EQUITIES PORTFOLIO    2000        500
Initial Investment             $10,000    $10,000    $10,000
1987                            $8,314     $7,567     $8,794
1988                           $10,787     $9,449    $10,247
1989                           $13,377    $10,986    $13,469
1990                           $12,135     $8,843    $13,037
1991                           $17,885    $12,914    $17,018
1992                           $25,470    $15,294    $18,325
1993                           $31,289    $18,184    $20,158
1994                           $30,929    $17,582    $20,424
1995                           $35,206    $22,932    $28,087
1996                           $45,897    $26,715    $34,617
1997                           $62,161    $32,663    $46,172
1998                           $57,703    $31,849    $59,513





                       ANNUAL REPORT - DECEMBER 31, 1998

NOTES TO PERFORMANCE

(1) The performance for the one, three, five, and ten years ended December 31, 1998, and for the period April 23, 1987 (inception) through December 31, 1998, is an average annual return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

    Distributions were paid to shareholders in December of 1998.

(2) Return is calculated from the Fund's inception on April 23, 1987.







                       ANNUAL REPORT - DECEMBER 31, 1998

VALUE PLUS

- LETTER from Kenneth S. Kailin, Portfolio Manager:(1)
---------------------------------------------
                                                               December 31, 1998

Dear Shareholder:

OVERVIEW

The Fund showed a gain of 8.19% in the fourth quarter, as the stock market moved up strongly from its depressed level in September. For the year, the Fund declined 6.66% due to weak results in the second and third quarters of 1998. The Russell 2000 Index delivered a gain of 16.31% for the fourth quarter and showed a loss of 2.55% for the year.

MARKET REVIEW

The big news of 1998 was the dominant performance of large company stocks compared to small company stocks. The S&P 500 Index showed a gain of 28.76% for the year compared to a loss of 2.55% for the Russell 2000 Index. This is the greatest disparity in performance between large and small company stocks since the Russell 2000 Index was created in 1979 and is likely one of the largest in the history of the stock market. Performance was directly correlated to size in 1998 as, even within the S&P 500 Index, the larger companies did better than the smaller companies. Interestingly, while the S&P 500 Index gained almost 30% for the year, the majority of stocks on the New York Stock Exchange showed a loss for the year.

The difference in performance in 1998 between large and small company stocks is explained by changes in their price/earnings multiples, as profit growth appears to have been about the same for each sector. With long-term interest rates declining from about 6% to 5% during the year, the P/E multiple of the S&P 500 Index increased nearly 30% and the P/E multiple of the Russell 2000 Index declined about 10%. It is highly unusual for such a major valuation diversion to occur. Most stock market observers attribute it to investors' desire for safety and liquidity during a time of international financial problems and fears of worldwide recession. Also, the increasing popularity of indexing techniques enhanced the returns of large cap stocks. While investors favored large cap stocks during 1998 for these reasons, we believe a terrific opportunity for small cap stocks has been created since they are at extraordinarily low relative valuation levels.

While the Russell 2000 Index ended the year nearly unchanged, there was enormous volatility during the year. Small stocks began the year with a nice advance, only to fall nearly 40% from their peak in April to their trough in early October. The subsequent rally, aided by three interest rate cuts by the Federal Reserve Board, nearly brought the Index back to even. This volatility was caused by two key problems. First, investors became very nervous about overseas problems in Asia, Latin America, and Russia. Second, U.S. companies began experiencing profit deterioration in the middle of the year.

Within the small cap market, growth stock investors showed better returns than value investors did for both the fourth quarter and the year. Growth stock investors were

                       ANNUAL REPORT - DECEMBER 31, 1998
helped by superior returns in technology, health care, and consumer stocks, areas in which they tend to focus. Value investors were hurt by sub-par returns in financial, energy, and economically sensitive stocks. While economic statistics indicate that the economy is healthy, economic weakness showed up in the industrial side of the economy and in the energy sector, hurting stock returns in those areas. Though pockets of the economy remain strong, such as the consumer area, overall economic growth has moderated over the past year. In general, a slowdown in economic growth causes problems for value-oriented investors.

PORTFOLIO REVIEW

The Fund's performance, while up 8.19% in the fourth quarter, did lag our benchmark as value stocks were out of favor. For the year, the Fund was down 6.66% as small cap stocks declined in the Fall period. The first quarter of 1998 got off to a fast start with strong positive double-digit returns for the Fund. Corporate earnings were strong and investors felt Asian economic woes would not meaningfully impact U.S. companies. The Fund had good stock selections and industry weightings in consumer discretionary, health care, and financial stocks. Thus the Fund outperformed key benchmarks in the first quarter. However, beginning in the second quarter, corporate profits began to slow and earnings started falling short of investor expectations. Results began to slide accordingly and the Fund's returns modestly lagged key benchmarks. In the third quarter, weakening corporate profits combined with fears of economic meltdowns around the world led investors to run from small cap stocks. Performance results for the Fund were slightly better than key benchmarks in the very difficult third period. In the fourth quarter, stocks came roaring back, but small cap value names generally did not keep pace, causing the Fund to rise moderately and lag the Russell 2000 Index for both the final quarter and the year.

Consumer discretionary and financial services stocks were the most heavily weighted sectors in the Fund for both the fourth quarter and the year. Consumer-related stock holdings were increased during the course of the year as consumer spending trends appeared solid and numerous companies that possessed the combination of good growth prospects and low valuation were uncovered. The Fund's performance in this important sector was positive, but only modestly for the fourth quarter and saw single digit declines over the 12-month period. Investor fears regarding possible weak holiday shopping held back the performance of many retail and apparel stocks. In addition, clouded corporate announcements regarding near-term profit outlook hurt several of the Fund's consumer stocks in the fourth quarter. Thus both the heavy stock weighting and sub-par stock selection held back performance. However, we still believe the consumer discretionary sector is healthy and our stocks hold exciting prospects.

Financial service stocks accounted for over 25% of the Fund at year-end. The combination of solid profit growth outlooks and very reasonable valuations were plentiful in this sector. Returns, however, for this area in the fourth quarter were also only modestly positive and over the 12-month period produced single digit declines. This decline was surprising considering the low levels of inflation, reasonable loan

                       ANNUAL REPORT - DECEMBER 31, 1998
demand, and a backdrop of multiple interest rate cuts by the Federal Reserve. Based on good growth outlooks and low valuations these stocks appear very compelling at the present time.

Technology issues represented about 15% of the Fund at the end of the quarter and were strong performers in the quarter, with the Fund's holdings returning over 25%. A number of these stocks rebounded strongly from deep drops in the third quarter. Generally, technology firms saw business strengthen modestly after being weak for much of the year.

OUTLOOK

As we enter 1999, the economy looks to be fragile, but growing. Capital spending plans by businesses look weak and pricing pressures due to foreign competition and excess capacity have continued. Corporate profit growth has slowed, and more companies are reporting disappointments relative to expectations. Consumer spending, however, seems healthy as jobs are plentiful, credit is easy, and low interest rates provide re-financing and home purchasing opportunities. Since consumer spending and Federal Reserve policies are the biggest factors for economic growth it appears an overall slow growth environment should continue.

Domestic companies are expected to grow profits faster and carry much more reasonable valuation levels. By historical standards the Russell 2000 Index would have to outperform the S&P 500 Index by well over 30% to just get back to long-term normal valuation levels. Poor performance by small company stocks historically has been followed by an extended period of outperformance. An investor should prefer faster growing, less expensive companies to slower growing, very expensive companies.

At year-end, consumer discretionary stocks had the highest weighting in the Fund relative to the Russell 2000 Index. The stocks in this sector are very diverse, ranging from Nautica Enterprises, Inc., a well-known apparel manufacturer, to United Stationers, Inc., a distributor of office supplies. The stocks owned by the Fund in this sector are expected to show solid earnings growth and carry a low valuation level relative to the Russell 2000 Index. In addition, while the industrial environment is weak, the consumer is continuing to spend based on strong employment trends and low interest rates.

In a slow growth environment, the ability for a company to increase profits and not disappoint investor expectations takes on greater importance. Thus our investment style of purchasing low expectation stocks with strong near-term earnings growth and low valuations seems quite appropriate.

/s/ Kenneth S. Kailin

                       ANNUAL REPORT - DECEMBER 31, 1998

- PERFORMANCE (%)(1)
-------------------------------------------------

                                                      SINCE
                             1998   3 YRS.  5 YRS.   INCEPTION(2)
 SMALL CAP VALUE PLUS        -6.66   14.25   12.18   12.05
 RUSSELL 2000                -2.55   11.58   11.86   12.41
 S&P 500                     28.76   28.40   24.15   21.59

                       ANNUAL REPORT - DECEMBER 31, 1998

- CHANGE in Value of a $10,000 Investment(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SMALL CAP     RUSSELL      S&P
                     VALUE PLUS     2000        500
Initial Investment       $10,000    $10,000    $10,000
1993                     $11,008    $11,376    $10,732
1994                     $10,841    $11,169    $10,874
1995                     $13,112    $14,346    $14,953
1996                     $16,599    $16,712    $18,431
1997                     $20,950    $20,448    $24,582
1998                     $19,555    $19,998    $31,652

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

                       ANNUAL REPORT - DECEMBER 31, 1998

NOTES TO PERFORMANCE

(1) The performance for the one, three, and five years ended December 31, 1998, and for the period February 9, 1993 (inception) through December 31, 1998, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

    Distributions were paid to shareholders in December of 1998.

(2) Return is calculated from the Fund's inception on February 9, 1993.



                       ANNUAL REPORT - DECEMBER 31, 1998

CONTRARIAN

- LETTER from Daren C. Heitman, Portfolio Manager:(1)
---------------------------------------------
                                                               December 31, 1998

Dear Shareholder:

OVERVIEW

The Fund showed a gain of 1.13% in the fourth quarter, and for the year, the Fund showed a loss of 28.40%. The Russell 2000 Index delivered a gain of 16.31% for the fourth quarter and showed a loss of 2.55% for the year.

MARKET REVIEW

The big news of 1998 was the dominant performance of large company stocks compared to small company stocks. The S&P 500 Index showed a gain of 28.76% for the year compared to a loss of 2.55% for the Russell 2000 Index. This is the greatest disparity in performance between large and small company stocks since the Russell 2000 Index was created in 1979 and is likely one of the largest in the history of the stock market. Performance was directly correlated to size in 1998 as, even within the S&P 500 Index, the larger companies did better than the smaller companies. Interestingly, while the S&P 500 Index gained almost 30% for the year, the majority of stocks on the New York Stock Exchange showed a loss for the year.

The difference in performance in 1998 between large and small company stocks is explained by changes in their price/earnings multiples, as profit growth appears to have been about the same for each sector. With long-term interest rates declining from about 6% to 5% during the year, the P/E multiple of the S&P 500 Index increased nearly 30% and the P/E multiple of the Russell 2000 Index declined about 10%. It is highly unusual for such a major valuation diversion to occur. Most stock market observers attribute it to investors' desire for safety and liquidity during a time of international financial problems and fears of worldwide recession. Also, the increasing popularity of indexing techniques enhanced the returns of large cap stocks. While investors favored large cap stocks during 1998 for these reasons, we believe a terrific opportunity for small cap stocks has been created since they are at extraordinarily low relative valuation levels.

While the Russell 2000 Index ended the year nearly unchanged, there was enormous volatility during the year. Small stocks began the year with a nice advance, only to fall nearly 40% from their peak in April to their trough in early October. The subsequent rally, aided by three interest rate cuts by the Federal Reserve Board, nearly brought the Index back to even. This volatility was caused by two key problems. First, investors became very nervous about overseas problems in Asia, Latin America, and Russia. Second, U.S. companies began experiencing profit deterioration in the middle of the year.

Within the small cap market, growth stock investors showed better returns than value investors for both the fourth quarter and the year. Growth stock investors were helped by superior returns in technology, health care, and consumer stocks, areas in which they tend to focus. Value investors were hurt by sub-par returns in financial, energy,

                       ANNUAL REPORT - DECEMBER 31, 1998
and economically sensitive stocks. While economic statistics indicate that the economy is healthy, economic weakness showed up in the industrial side of the economy and in the energy sector, hurting stock returns in those areas. Though pockets of the economy remain strong, such as the consumer area, overall economic growth has somewhat moderated over the past year. In general, a slowdown in economic growth causes problems for value-oriented investors.

PORTFOLIO REVIEW

We are very disappointed with the performance of the Fund in 1998. While the external environment clearly created headwind for our contrarian style, the degree of underperformance also required us to look internally for answers. We believe two issues contributed to the poor performance and we have made adjustments to address them. Most importantly, we emerged from this analysis committed as ever to the underlying strategy and any adjustments we make will not change the fundamental characteristics of the Fund.

Issue number one was a lack of companies reporting improvements in their fundamentals. We began the year with a portfolio of companies with poor business trends, and very few of them showed a meaningful improvement as the year progressed. This should correct itself partially with the passage of time, as we believe many of the companies we originally chose for the Fund will recover. In addition, we are also proactively adding new stocks with better near-term business trends to inject some momentum into the Fund. These new companies still have contrarian attributes; they are simply further into their turnarounds than the companies we originally purchased.

The second issue relates to diversification. In 1998, the stocks of small companies with poor business trends were highly correlated due to the external environment. This correlation worked to the disadvantage of the Fund's performance. We owned very small companies with strong value characteristics in a market where investors wanted large companies with growth characteristics. Making matters worse, our contrarian instincts drew us to troubled companies in an environment where investors seemed to want only companies with strong near term outlooks, regardless of valuation. While the Fund will always be a small-cap, contrarian fund, we can diversify within this category of stocks to minimize the chance of repeating 1998's performance. For example, we can move away from the micro-cap bias currently imbedded in the Fund by investing in companies with higher market capitalizations. The adjustment outlined in the preceding paragraph addresses this diversification goal.

OUTLOOK

In our opinion, a strong economy is the best catalyst for improving stock prices in the Fund. The Federal Reserve Board and central banks around the world are lowering interest rates to generate better economic growth. If they are successful, it should create a better environment for the companies in the Fund to show an improvement in their earnings. Also, it would likely improve investor confidence, a necessary condition in order to improve the valuation of small cap stocks in general. The Fund's deep value orientation should provide attractive leverage to these potential changes in the environment.

                       ANNUAL REPORT - DECEMBER 31, 1998

Our only reservation is about near-term performance. This is because certain segments of the stock market appear to be at inflated levels, particularly large cap growth stocks and certain technology stocks. If these segments of the market decline significantly, the Fund will very likely decline also. However, we are extremely optimistic about performance over the long term because the valuation of the Fund today is so compelling relative to large cap stocks, current interest rates, and the potential earnings of the companies in the Fund.

Despite the rough inaugural year, we are still confident our contrarian style can deliver strong results, particularly over a long time frame. The most positive factor is the attractive absolute valuation of the Fund. As mentioned in the past, the Fund's extremely low price/book value ratio gives it enormous leverage to a turnaround in the underlying companies' results. We believe, with time, more and more of the companies in the Fund will achieve this turnaround.

/s/ Daren Heitman







                       ANNUAL REPORT - DECEMBER 31, 1998

- PERFORMANCE (%)(1)
---------------------------------------------


                                             SINCE
                                    1998   INCEPTION(2)
 SMALL CAP CONTRARIAN              -28.40    -27.33
 RUSSELL 2000                       -2.55      1.21
 S&P 500                            28.76     28.29









                       ANNUAL REPORT - DECEMBER 31, 1998

- CHANGE in Value of a $10,000 Investment(1)
---------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     SMALL CAP     RUSSELL      S&P
                      Contrarian       2000        500
Initial Investment       $10,000    $10,000    $10,000
1997                     $10,000    $10,391    $10,080
1998                      $7,160    $10,126    $12,748

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.

                       ANNUAL REPORT - DECEMBER 31, 1998

NOTES TO PERFORMANCE

(1) The performance for the year ended December 31, 1998, and for period December 15, 1997 (inception) through December 31, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and portfolio characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on December 15, 1997.






                       ANNUAL REPORT - DECEMBER 31, 1998

                                  SKYLINE FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED DECEMBER 23, 1999

                          SKYLINE SMALL CAP VALUE PLUS
                                       AND
                          SKYLINE SMALL CAP CONTRARIAN
                               REORGANIZATION INTO
                       SKYLINE SPECIAL EQUITIES PORTFOLIO

                       311 South Wacker Drive, Suite 4500
                             Chicago, Illinois 60606
                                 1-800-828-2759

         This Statement of Additional Information is not a prospectus, and should be read in conjunction with the Proxy Statement/Prospectus dated December 23, 1999, relating to the reorganization of Skyline Small Cap Value Plus ("Value Plus") and Skyline Small Cap Contrarian ("Contrarian" and together with Value Plus, the "Acquired Funds"), each a separate series of Skyline Funds ("Skyline"), into the Skyline Special Equities Portfolio ("Special Equities Portfolio"), another series of Skyline. In connection with the Reorganization, Special Equities Portfolio will acquire all or substantially all of the assets and liabilities of the Acquired Funds. In consideration for each Acquired Fund's transfer of assets to Special Equities Portfolio, Special Equities Portfolio will issue to each Acquired Fund shares of beneficial interest, no par value (the "Shares"), of Special Equities Portfolio with an aggregate net asset value equal to the aggregate value of the assets transferred by each Acquired Fund. Each Acquired Fund will thereafter distribute the Shares of Special Equities Portfolio received by them to their shareholders on a pro rata basis, and the Acquired Funds subsequently will be liquidated and discontinued. As a result of the Reorganization, shareholders of each Acquired Fund will become shareholders of Special Equities Portfolio. It is expected that the aggregate net asset value of the Shares of Special Equities Portfolio that each shareholder of an Acquired Fund receives will be equal, immediately following the Reorganization, to the aggregate net asset value of the shares of that Acquired Fund held by such shareholder immediately prior to the Reorganization. The Reorganization will not be a taxable transaction to the Acquired Funds or their shareholders.

         The information otherwise required to be set forth in this Statement of Additional Information is included in: (i) the Prospectus of Skyline (relating to each of Value Plus, Contrarian and Special Equities Portfolio), dated May 1, 1999 (the "May 1, 1999 Prospectus"); (ii) the Statement of Additional Information of Skyline (relating to each of Value Plus, Contrarian and Special Equities Portfolio), dated May 1, 1999 (the "May 1, 1999 SAI"); (iii) Skyline's 1998 Annual Report to Shareholders (the "Annual Report"); and (iv) Skyline's June 30, 1999 Semi-Annual Report to Shareholders (the "Semi-Annual Report"). The May 1, 1999 Prospectus, the May 1, 1999 SAI, the Annual Report and the Semi-Annual Report are incorporated by reference herein.

         You may obtain a copy of the Proxy Statement/Prospectus, the May 1, 1999 Prospectus, the May 1, 1999 SAI, the Annual Report and the Semi-Annual Report free of charge by writing to us at 311 South Wacker Drive, Suite 4500, Chicago, IL 60606, or by calling us at 1-800-828-2759.

                                     EXPERTS

         The audited financial statements of Skyline incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, independent public accountants, as indicated in their report with respect thereto, which also is incorporated by reference into this Statement of Additional Information, in reliance upon the authority of said firm as experts in accounting and auditing in giving said report.

                         HISTORICAL FINANCIAL STATEMENTS

         The following audited historical financial statements and footnotes of Value Plus, Contrarian and Special Equities Portfolio, together with the Report of the Independent Accountants thereon, are incorporated herein by reference from the Annual Report:

         (1) Statement of Assets and Liabilities for each of Value Plus, Contrarian and Special Equities Portfolio as of December 31, 1998;

         (2) Statement of Operations for each of Value Plus, Contrarian and Special Equities Portfolio for the year ended December 31, 1998;

         (3) Statement of Changes in Net Assets for each of Value Plus, Contrarian and Special Equities Portfolio for the year ended December 31, 1998, and the period ended December 31, 1997;

         (4) Schedule of Investments for each of Value Plus, Contrarian and Special Equities Portfolio as of December 31, 1998;

         (5) Financial Highlights for each of Value Plus, Contrarian and Special Equities Portfolio as of December 31, 1998; and

         (6)      Notes to Financial Statements.

         The following unaudited historical financial statements and footnotes of Value Plus, Contrarian and Special Equities Portfolio are incorporated herein by reference from the Semi-Annual Report:

         (1) Statement of Assets and Liabilities for each of Value Plus, Contrarian and Special Equities Portfolio as of June 30, 1999;

         (2) Statement of Operations for each of Value Plus, Contrarian and Special Equities Portfolio for the six months ended June 30, 1999.

         (3) Statement of Changes in Net Assets for each of Value Plus, Contrarian and Special Equities Portfolio for the six months ended June 30, 1999, and the year ended December 31, 1998;

         (4) Schedule of Investments for each of Value Plus, Contrarian and Special Equities Portfolio as of June 30, 1999; and

         (5) Financial Highlights for each of Value Plus, Contrarian and Special Equities Portfolio as of June 30, 1999.

                         PRO FORMA FINANCIAL INFORMATION

         Financial information for Contrarian is not included in the pro forma financial information because the net asset value of Contrarian is less than 10% of the net asset value of Special Equities Portfolio.



             PRO FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES
                       FOR VALUE PLUS AND SPECIAL EQUITIES
                         AS OF JUNE 30, 1999 (UNAUDITED)
                                 (IN THOUSANDS)




                                         ACQUIRING FUND         ACQUIRED FUND                                COMBINED FUND
                                        SKYLINE SPECIAL       SKYLINE SMALL CAP    PRO FORMA ADJUSTMENTS    SKYLINE SPECIAL
                                            EQUITIES             VALUE PLUS                                     EQUITIES
                                      -----------------------------------------------------------------------------------------
Investments, at value                 $            405,364  $            92,565                           $            497,929
Liabilities less cash and other       $             (7,219) $            (2,341)                          $             (9,560)
assets
Net Asset                             $            398,145  $            90,224                           $            488,369
Shares Outstanding                                  19,808                7,358              (2,869) (A)                24,297
Net Asset Value per share and         $              20.10  $             12.26                           $              20.10
maximum offering price


NOTE: Pro forma combined statement of assets and liabilities has been prepared as if the merger took effect on June 30, 1999.

(A) Adjustment to reflect exchange of Skyline Small Cap Value Plus shares for Skyline Special Equities shares.

                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                       FOR VALUE PLUS AND SPECIAL EQUITIES
                  FOR THE YEAR ENDED JUNE 30, 1999 (Unaudited)

                                 (in thousands)

(IN THOUSANDS)

                                                             ACQUIRING FUND            ACQUIRED FUND
                                                             SKYLINE SPECIAL         SKYLINE SMALL CAP          PRO FORMA
                                                                EQUITIES                 VALUE PLUS            ADJUSTMENTS
                                                         ----------------------- -------------------------- ------------------

INCOME
   DIVIDEND INCOME                                                       $3,062                        $844
   INTEREST INCOME                                                       $1,118                        $388
                                                         ----------------------- ---------------------------
       TOTAL INCOME                                                      $4,180                      $1,232
EXPENSES
   COMPREHENSIVE MANAGEMENT FEE                                          $6,142                      $1,786
   FEES TO UNAFFILIATED TRUSTEES                                            $22                          14
   AMORTIZATION OF ORGANIZATIONAL COSTS                                                                   3              $(3) (B)
                                                         ----------------------- ---------------------------
       TOTAL EXPENSES                                                    $6,164                      $1,803
                                                         ----------------------- ---------------------------

NET INVESTMENT INCOME (LOSS)                                            (1,984)                       (571)

NET REALIZED LOSS ON SALES OF INVESTMENTS                              (17,749)                    (15,651)
CHANGE IN UNREALIZED APPRECIATION                                      (40,227)                     (3,994)
                                                         ----------------------- ---------------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                     (57,976)                    (19,645)
                                                         ----------------------- ---------------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                            $(59,960)                   $(20,216)
                                                         ----------------------- ---------------------------
                                                         ----------------------- ---------------------------

                                                             COMBINED FUND
                                                            SKYLINE SPECIAL
                                                                EQUITIES
                                                         ----------------------

INCOME
   DIVIDEND INCOME                                                      $3,906
   INTEREST INCOME                                                      $1,506
                                                         ----------------------
       TOTAL INCOME                                                     $5,412
EXPENSES
   COMPREHENSIVE MANAGEMENT FEE                                         $7,928
   FEES TO UNAFFILIATED TRUSTEES                                            36
   AMORTIZATION OF ORGANIZATIONAL COSTS
                                                         ----------------------
       TOTAL EXPENSES                                                   $7,964
                                                         ----------------------

NET INVESTMENT INCOME (LOSS)                                           (2,552)

NET REALIZED LOSS ON SALES OF INVESTMENTS                             (33,400)
CHANGE IN UNREALIZED APPRECIATION                                     (44,221)
                                                         ----------------------
   NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS                    (77,621)
                                                         ----------------------

NET DECREASE IN NET ASSETS FROM OPERATIONS                           $(80,173)
                                                         ----------------------
                                                         ----------------------


NOTE: PRO FORMA COMBINED STATEMENT OF OPERATIONS HAS BEEN PREPARED AS IF THE MERGER TOOK EFFECT ON JULY 1, 1998.

(B) ADJUSTMENT TO ELIMINATE AMORTIZATION OF ORGANIZATION COSTS OF SKYLINE SMALL CAP VALUE PLUS.

                   PRO FORMA COMBINED SCHEDULE OF INVESTMENTS
                 FOR VALUE PLUS AND SPECIAL EQUITIES PORTFOLIO
                              AS OF JUNE 30, 1999


    COMMON                                                                                COMPANY
    STOCKS                                                                              DESCRIPTION
  ----------------------                                                   ------------------------------------------
Autos & Transportation
                Auto Related
                           Dura Automotive Systems                         OEM auto parts producer
                           Delco Remy International, Inc.                  Starters & alternators
                           Intermet Corp.                                  Metal castings

                Airline
                           Mesaba Holdings, Inc.                           Regional airline
                Other Transportation
                           Interpool, Inc.                                 Container leasing firm
                           Monaco Coach Corp.                              RV producer

                Trucking
                           Covenant Transport, Inc.                        Specialty truckload carrier
                           Landstar System, Inc.                           Truckload carrier
                           U.S. Xpress Enterprises, Inc.                   Truckload carrier

                Total Autos & Transportation
Consumer Discretionary
                Apparel/Textiles
                           Gildan Activewear Inc.                          Shirt manufacturer
                           Kellwood Co.                                    Apparel manufacturer
                           Warnaco Group, Inc. (The)                       Apparel manufacturer

                Commercial Services
                           Heidrick & Struggles International, Inc.        Executive recruiting
                           RemedyTemp, Inc.                                Staffing services
                           Safety-Kleen Corp.                              Industrial waste services
                           United Stationers Inc.                          Office products distributor
                           ADVO, Inc.                                      Direct mail marketer
                           Borg-Warner Security                            Security services
                           CB Richard Ellis Services, Inc.                 Real estate related services
                           Daisytek International Corp.                    Distributes computer supplies
                           New England Business                            Business forms
                           Standard Register Co. (The)                     Business forms
                           Trammell Crow Co.                               Commercial real estate services

                Consumer Products/Services
                           Department 56, Inc.                             Decorative collectibles
                           Kenneth Cole Productions                        Footwear/accessories maker
                           Midas, Inc.                                     Auto service centers franchiser
                           Maxwell Shoe Co. Inc.                           Footwear company
                           Polaris Industries Inc.                         Snowmobiles, ATVs, motorcycles

                                                                         -----------------------------------------------------------
                                                                                            ACQUIRING FUND
                                                                                           SPECIAL EQUITIES
                                                                         -----------------------------------------------------------
    COMMON                                                               NUMBER OF             MARKET                     % OF
    STOCKS                                                                 SHARES               VALUE                  NET ASSETS
  ----------------------                                                 ------------------------------------          -------------
Autos & Transportation
                Auto Related
                           Dura Automotive Systems
                           Delco Remy International, Inc.                      345,700            $ 3,802,700                   1.0%
                           Intermet Corp.                                      417,300            $ 6,311,663                   1.6%
                                                                                            -----------------
                                                                                                 $ 10,114,363                   2.5%
                Airline
                           Mesaba Holdings, Inc.
                Other Transportation
                           Interpool, Inc.                                     666,100            $ 8,659,300                   2.2%
                           Monaco Coach Corp.                                  113,300            $ 4,794,006                   1.2%
                                                                                            -----------------
                                                                                                 $ 13,453,306                   3.4%
                Trucking
                           Covenant Transport, Inc.
                           Landstar System, Inc.                               216,900            $ 7,828,734                   2.0%
                           U.S. Xpress Enterprises, Inc.                       338,900            $ 3,621,994                   0.9%
                                                                                            -----------------
                                                                                                 $ 11,450,728                   2.9%
                                                                                            -----------------
                Total Autos & Transportation                                                     $ 35,018,397                   8.8%
Consumer Discretionary
                Apparel/Textiles
                           Gildan Activewear Inc.
                           Kellwood Co.                                        238,800            $ 6,477,450                   1.6%
                           Warnaco Group, Inc. (The)                           221,700            $ 5,930,475                   1.5%
                                                                                            -----------------
                                                                                                 $ 12,407,925                   3.1%
                Commercial Services
                           Heidrick & Struggles International, Inc.
                           RemedyTemp, Inc.
                           Safety-Kleen Corp.
                           United Stationers Inc.
                           ADVO, Inc.                                          244,800            $ 5,079,600                   1.3%
                           Borg-Warner Security                                275,200            $ 5,590,000                   1.4%
                           CB Richard Ellis Services, Inc.                     167,400            $ 4,164,075                   1.0%
                           Daisytek International Corp.                        285,400            $ 4,655,588                   1.2%
                           New England Business                                280,000            $ 8,645,000                   2.2%
                           Standard Register Co. (The)                         225,000            $ 6,918,750                   1.7%
                           Trammell Crow Co.                                   179,100            $ 2,943,956                   0.7%
                                                                                            -----------------
                                                                                                 $ 37,996,969                   9.5%
                Consumer Products/Services
                           Department 56, Inc.
                           Kenneth Cole Productions
                           Midas, Inc.
                           Maxwell Shoe Co. Inc.                               273,700            $ 2,480,406                   0.6%
                           Polaris Industries Inc.                             117,100            $ 5,093,850                   1.3%
                                                                                            -----------------
                                                                                                  $ 7,574,256                   1.9%

                                                                           --------------------------------------------------------
                                                                                                  ACQUIRED FUND
                                                                                              SMALL CAP VALUE PLUS
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF           MARKET                % OF
    STOCKS                                                                       SHARES            VALUE              NET ASSETS
  ----------------------                                                   -----------------------------------       --------------
Autos & Transportation
                Auto Related
                           Dura Automotive Systems                                    60,700        $2,018,275                 2.2%
                           Delco Remy International, Inc.
                           Intermet Corp.
                                                                                               ---------------
                                                                                                   $ 2,018,275                 2.2%
                Airline
                           Mesaba Holdings, Inc.                                      89,300        $1,138,575                 1.3%
                Other Transportation
                           Interpool, Inc.
                           Monaco Coach Corp.

                        Trucking
                           Covenant Transport, Inc.                                  132,900        $2,093,175                 2.3%
                           Landstar System, Inc.
                           U.S. Xpress Enterprises, Inc.
                                                                                                ---------------
                                                                                                   $ 2,093,175                 2.3%
                                                                                                ---------------
                Total Autos & Transportation                                                        $5,250,025                 5.8%

Consumer Discretionary
                Apparel/Textiles
                           Gildan Activewear Inc.                                    113,000        $1,906,875                 2.1%
                           Kellwood Co.
                           Warnaco Group, Inc. (The)                                  58,300        $1,559,525                 1.7%
                                                                                               ---------------
                                                                                                    $3,466,400                 3.8%
                Commercial Services
                           Heidrick & Struggles International, Inc.                  101,600        $1,930,400                 2.1%
                           RemedyTemp, Inc.                                          120,300        $1,624,050                 1.8%
                           Safety-Kleen Corp.                                        147,375        $2,671,172                 3.0%
                           United Stationers Inc.                                     72,900        $1,603,800                 1.8%
                           ADVO, Inc.
                           Borg-Warner Security
                           CB Richard Ellis Services, Inc.
                           Daisytek International Corp.
                           New England Business
                           Standard Register Co. (The)
                           Trammell Crow Co.
                                                                                               ---------------
                                                                                                    $7,829,422                 8.7%
                Consumer Products/Services
                           Department 56, Inc.                                        53,400        $1,435,125                 1.6%
                           Kenneth Cole Productions                                   61,900        $1,725,462                 1.9%
                           Midas, Inc.                                                61,300        $1,739,388                 1.9%
                           Maxwell Shoe Co. Inc.
                           Polaris Industries Inc.
                                                                                               ---------------
                                                                                                    $4,899,975                 5.4%

                                                                     -----------------------------------------------------------
                                                                                         COMBINED FUND
                                                                                        SPECIAL EQUITIES
                                                                     -----------------------------------------------------------
    COMMON                                                               NUMBER OF            MARKET                  % OF
    STOCKS                                                                SHARES              VALUE                NET ASSETS
  ----------------------                                             --------------------------------------       --------------
Autos & Transportation
                Auto Related
                           Dura Automotive Systems                             60,700            $2,018,275                 0.4%
                                                                              345,700            $3,802,700                 0.8%
                           Intermet Corp.                                     417,300            $6,311,663                 1.3%
                           Delco Remy International, Inc.                                 -----------------
                                                                                                $12,132,638                 2.5%
                Airline
                           Mesaba Holdings, Inc.                               89,300            $1,138,575                 0.2%
                Other Transportation
                           Interpool, Inc.                                    666,100            $8,659,300                 1.8%
                           Monaco Coach Corp.                                 113,300            $4,794,006                 1.0%
                                                                                          -----------------
                                                                                                $13,453,306                 2.8%
                Trucking
                           Covenant Transport, Inc.                           132,900            $2,093,175                 0.4%
                           Landstar System, Inc.                              216,900            $7,828,734                 1.6%
                           U.S. Xpress Enterprises, Inc.                      338,900            $3,621,994                 0.7%
                                                                                          -----------------
                                                                                                $13,543,903                 2.8%
                                                                                          -----------------
                Total Autos & Transportation                                                    $40,268,422                 8.2%
Consumer Discretionary
                Apparel/Textiles
                           Gildan Activewear Inc.                             113,000            $1,906,875                 0.4%
                           Kellwood Co.                                       238,800            $6,477,450                 1.3%
                                                                              280,000            $7,490,000                 1.5%
                           Warnaco Group, Inc. (The)                                      -----------------
                                                                                                $15,874,325                 3.3%
                Commercial Services
                           Heidrick & Struggles International, Inc.           101,600            $1,930,400                 0.4%
                           RemedyTemp, Inc.                                   120,300            $1,624,050                 0.3%
                           Safety-Kleen Corp.                                 147,375            $2,671,172                 0.5%
                           United Stationers Inc.                              72,900            $1,603,800                 0.3%
                           ADVO, Inc.                                         244,800            $5,079,600                 1.0%
                           Borg-Warner Security                               275,200            $5,590,000                 1.1%
                           CB Richard Ellis Services, Inc.                    167,400            $4,164,075                 0.9%
                           Daisytek International Corp.                       285,400            $4,655,588                 1.0%
                           New England Business                               280,000            $8,645,000                 1.8%
                           Standard Register Co. (The)                        225,000            $6,918,750                 1.4%
                           Trammell Crow Co.                                  179,100            $2,943,956                 0.6%
                                                                                          -----------------
                                                                                                $45,826,391                 9.4%
                Consumer Products/Services
                           Department 56, Inc.                                 53,400            $1,435,125                 0.3%
                           Kenneth Cole Productions                            61,900            $1,725,462                 0.4%
                           Midas, Inc.                                         61,300            $1,739,388                 0.4%
                           Maxwell Shoe Co. Inc.                              273,700            $2,480,406                 0.5%
                           Polaris Industries Inc.                            117,100            $5,093,850                 1.0%
                                                                                          -----------------
                                                                                                $12,474,231                 2.6%

    COMMON                                                                                COMPANY
    STOCKS                                                                              DESCRIPTION
  ----------------------                                                   ------------------------------------------

                Printing/Publishing
                           Banta Corp.                                     Commercial printer
                           Cadmus Communications Corp.                     Commercial printer
                           World Color Press, Inc.                         Commercial printer

                Restaurants
                           CEC Entertainment, Inc.                         Children-oriented casual dining
                           IHOP Corp.                                      Casual dining
                           Luby's Cafeterias, Inc.                         Cafeteria-style restaurants
                           NPC International, Inc.                         Pizza Hut franchisee
                           O'Charley's Inc.                                Casual dining

                Retail
                           Gadzooks, Inc.                                  Teen apparel retailer
                           Whitehall Jewellers, Inc.                       Jewelry store chain
                           Aaron Rents, Inc.                               Furniture store operator
                           Discount Auto Parts, Inc.                       Auto parts stores
                           Finlay Enterprises, Inc.                        Leased jewelry departments
                           Jo-Ann Stores, Inc.                             Fabric/craft stores
                           MarineMax, Inc.                                 Recreational boats
                           Michaels Stores, Inc.                           Arts & crafts stores
                           Stein Mart, Inc.                                Off-price apparel chain
                           Tractor Supply Co.                              Farm-related products

                Total Consumer Discretionary
Consumer Staples
                Consumer Staples
                           Del Monte Foods Co.                             Canned foods
                           International Home Foods, Inc.                  Packaged-foods manufacturer
                           International Multifoods Corp.                  Foodservice distribution

Energy
                Other Energy
                           MarkWest Hydrocarbon, Inc.                      Natural gas processing services
                Exploration & Production
                           Newfield Exploration Co.                        Oil & gas producer
                Total Energy
Financial Services
                Banks/Thrifts
                           Colonial BancGroup, Inc. (The)                  Alabama bank
                           Peoples Heritage Financial Group                New England-based thrift

                Insurance
                           Fremont General Corp.                           Workers' compensation insurance
                           HCC Insurance Holdings, Inc.                    Property & casualty insurance
                           Radian Group Inc.                               Mortgage insurance
                           American Heritage Life Invest.                  Life insurance
                           Chartwell Re Corporation                        P & C reinsurance
                           CNA Surety Corp.                                Surety insurance
                           Delphi Financial Group, Inc.                    Accident & health insurance
                           Financial Security Assurance Holdings           Municipal bond insurance
                           Fremont General Corp.                           Workers' compensation insurance


                                                                         -----------------------------------------------------------
                                                                                            ACQUIRING FUND
                                                                                           SPECIAL EQUITIES
                                                                         -----------------------------------------------------------
    COMMON                                                                 NUMBER OF             MARKET                     % OF
    STOCKS                                                                   SHARES              VALUE                  NET ASSETS
  ----------------------                                                 ------------------------------------          -------------
                Printing/Publishing
                           Banta Corp.                                      187,100          $   3,929,100                 1.0%
                           Cadmus Communications Corp.                      126,300          $   1,736,625                 0.4%
                           World Color Press, Inc.                          289,000          $   7,947,500                 2.0%
                                                                                             -------------
                                                                                             $  13,613,225                 3.4%
                Restaurants
                           CEC Entertainment, Inc.
                           IHOP Corp.                                       274,400          $   6,602,750                 1.7%
                           Luby's Cafeterias, Inc.                          224,100          $   3,361,500                 0.8%
                           NPC International, Inc.                          213,800          $   3,287,175                 0.8%
                           O'Charley's Inc.                                 334,850          $   5,357,600                 1.3%
                                                                                             -------------
                                                                                             $  18,609,025                 4.7%
                Retail
                           Gadzooks, Inc.
                           Whitehall Jewellers, Inc.
                           Aaron Rents, Inc.                                261,100          $   5,809,475                 1.5%
                           Discount Auto Parts, Inc.                        282,700          $   6,820,137                 1.7%
                           Finlay Enterprises, Inc.                         262,500          $   3,510,937                 0.9%
                           Jo-Ann Stores, Inc.                               77,800          $   1,167,000                 0.3%
                           MarineMax, Inc.                                  257,900          $   3,046,444                 0.8%
                           Michaels Stores, Inc.                            133,900          $   4,100,687                 1.0%
                           Stein Mart, Inc.                                 372,700          $   3,494,063                 0.9%
                           Tractor Supply Co.                               161,000          $   4,397,313                 1.1%
                                                                                             -------------
                                                                                             $  32,346,056                 8.1%
                                                                                             -------------

                Total Consumer Discretionary                                                 $ 122,547,456                30.8%
Consumer Staples
                Consumer Staples
                           Del Monte Foods Co.
                           International Home Foods, Inc.
                           International Multifoods Corp.                   230,600          $   5,202,912                 1.3%
                                                                                             -------------
                                                                                             $   5,202,912                 1.3%
Energy
                Other Energy
                           MarkWest Hydrocarbon, Inc.                       244,100          $   2,135,875                 0.5%
                Exploration & Production
                           Newfield Exploration Co.
                                                                                             -------------
                Total Energy                                                                 $   2,135,875
Financial Services
                Banks/Thrifts
                           Colonial BancGroup, Inc. (The)                   417,000          $   5,811,938                 1.5%
                           Peoples Heritage Financial Group                                  -------------
                                                                                             $   5,811,938                 1.5%
                Insurance
                           Fremont General Corp.
                           HCC Insurance Holdings, Inc.
                           Radian Group Inc.
                           American Heritage Life Invest.                   201,900          $   4,946,550                 1.2%
                           Chartwell Re Corporation                         168,300          $   3,134,588                 0.8%
                           CNA Surety Corp.                                 312,800          $   4,789,750                 1.2%
                           Delphi Financial Group, Inc.                     175,490          $   6,295,703                 1.6%
                           Financial Security Assurance Holdings            126,300          $   6,567,600                 1.6%
                           Fremont General Corp.                            285,400          $   5,386,925                 1.4%


                                                                           --------------------------------------------------------
                                                                                                  ACQUIRED FUND
                                                                                              SMALL CAP VALUE PLUS
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF           MARKET                % OF
    STOCKS                                                                       SHARES            VALUE              NET ASSETS
  ----------------------                                                   -----------------------------------       --------------
                Printing/Publishing
                           Banta Corp.
                           Cadmus Communications Corp.
                           World Color Press, Inc.                                  65,600      $  1,804,000               2.0%
                                                                                                ------------
                                                                                                $  1,804,000               2.0%
                Restaurants
                           CEC Entertainment, Inc.                                  26,700      $  1,128,075               1.3%
                           IHOP Corp.
                           Luby's Cafeterias, Inc.
                           NPC International, Inc.
                           O'Charley's Inc.
                                                                                                ------------
                                                                                                $  1,128,075               1.3%
                Retail
                           Gadzooks, Inc.                                           43,300      $    692,800               0.8%
                           Whitehall Jewellers, Inc.                                32,300      $    862,006               1.0%
                           Aaron Rents, Inc.
                           Discount Auto Parts, Inc.
                           Finlay Enterprises, Inc.
                           Jo-Ann Stores, Inc.
                           MarineMax, Inc.
                           Michaels Stores, Inc.
                           Stein Mart, Inc.
                           Tractor Supply Co.
                                                                                                ------------
                                                                                                $  1,554,806               1.7%
                                                                                                ------------

                Total Consumer Discretionary                                                    $ 20,682,678              22.9%
Consumer Staples
                Consumer Staples
                           Del Monte Foods Co.                                     145,800      $  2,442,150               2.7%
                           International Home Foods, Inc.                          102,100      $  1,882,469               2.1%
                                                                                                ------------
                           International Multifoods Corp.                                       $  4,324,619               4.8%
Energy
                Other Energy
                           MarkWest Hydrocarbon, Inc.
                Exploration & Production
                           Newfield Exploration Co.                                 82,600      $  2,348,937               2.6%
                                                                                                ------------
                Total Energy                                                                    $  2,348,937
Financial Services
                Banks/Thrifts
                           Colonial BancGroup, Inc. (The)
                           Peoples Heritage Financial Group                         90,600      $  1,704,412               1.9%
                                                                                                ------------
                                                                                                $  1,704,412               1.9%
                Insurance
                           Fremont General Corp.                                    43,700      $    824,838               0.9%
                           HCC Insurance Holdings, Inc.                             59,100      $  1,340,831               1.5%
                           Radian Group Inc.                                        25,500      $  1,244,719               1.4%
                           American Heritage Life Invest.
                           Chartwell Re Corporation
                           CNA Surety Corp.                                         63,100      $    966,219               1.1%
                           Delphi Financial Group, Inc.
                           Financial Security Assurance Holdings
                           Fremont General Corp.


                                                                     -----------------------------------------------------------
                                                                                         COMBINED FUND
                                                                                        SPECIAL EQUITIES
                                                                     -----------------------------------------------------------
    COMMON                                                               NUMBER OF            MARKET                  % OF
    STOCKS                                                                SHARES              VALUE                NET ASSETS
  ----------------------                                             --------------------------------------       --------------
                Printing/Publishing
                           Banta Corp.                                     187,100           $  3,929,100              0.8%
                           Cadmus Communications Corp.                     126,300           $  1,736,625              0.4%
                           World Color Press, Inc.                         354,600           $  9,751,500              2.0%
                                                                                             ------------
                                                                                             $ 15,417,225              3.2%
                Restaurants
                           CEC Entertainment, Inc.                           26,700          $  1,128,075              0.2%
                           IHOP Corp.                                       274,400          $  6,602,750              1.4%
                           Luby's Cafeterias, Inc.                          224,100          $  3,361,500              0.7%
                           NPC International, Inc.                          213,800          $  3,287,175              0.7%
                           O'Charley's Inc.                                 334,850          $  5,357,600              1.1%
                                                                                             ------------
                                                                                             $ 19,737,100              4.0%
                Retail
                           Gadzooks, Inc.                                    43,300          $    692,800              0.1%
                           Whitehall Jewellers, Inc.                         32,300          $    862,006              0.2%
                           Aaron Rents, Inc.                                261,100          $  5,809,475              1.2%
                           Discount Auto Parts, Inc.                        282,700          $  6,820,137              1.4%
                           Finlay Enterprises, Inc.                         262,500          $  3,510,937              0.7%
                           Jo-Ann Stores, Inc.                               77,800          $  1,167,000              0.2%
                           MarineMax, Inc.                                  257,900          $  3,046,444              0.6%
                           Michaels Stores, Inc.                            133,900          $  4,100,687              0.8%
                           Stein Mart, Inc.                                 372,700          $  3,494,063              0.7%
                           Tractor Supply Co.                               161,000          $  4,397,313              0.9%
                                                                                             ------------
                                                                                             $ 33,900,862              6.9%
                                                                                             ------------

                Total Consumer Discretionary                                                 $143,230,134             29.3%
Consumer Staples
                Consumer Staples
                           Del Monte Foods Co.                              145,800          $  2,442,150              0.5%
                           International Home Foods, Inc.                   102,100          $  1,882,469              0.4%
                           International Multifoods Corp.                   230,600          $  5,202,912              1.1%
                                                                                             ------------
                                                                                             $  9,527,531              2.0%
Energy
                Other Energy
                           MarkWest Hydrocarbon, Inc.                       244,100          $  2,135,875              0.4%
                Exploration & Production
                           Newfield Exploration Co.                          82,600          $  2,348,937              0.5%
                                                                                             ------------
                Total Energy                                                                 $  4,484,812              0.9%
Financial Services
                Banks/Thrifts
                           Colonial BancGroup, Inc. (The)                   417,000          $  5,811,938              1.2%
                           Peoples Heritage Financial Group                  90,600          $  1,704,412              0.3%
                                                                                             ------------
                                                                                             $  7,516,350              1.5%
                Insurance
                           Fremont General Corp.                             43,700          $    824,838              0.2%
                           HCC Insurance Holdings, Inc.                      59,100          $  1,340,831              0.3%
                           Radian Group Inc.                                 25,500          $  1,244,719              0.3%
                           American Heritage Life Invest.                   201,900          $  4,946,550              1.0%
                           Chartwell Re Corporation                         168,300          $  3,134,588              0.6%
                           CNA Surety Corp.                                 375,900          $  5,755,969              1.2%
                           Delphi Financial Group, Inc.                     175,490          $  6,295,703              1.3%
                           Financial Security Assurance Holdings            126,300          $  6,567,600              1.3%
                           Fremont General Corp.                            285,400          $  5,386,925              1.1%


    COMMON                                                                                COMPANY
    STOCKS                                                                              DESCRIPTION
  ----------------------                                                   ------------------------------------------

                           Frontier Insurance Group, Inc.                  Specialty property & casualty
                           Gallagher & Co. (Arthur J.)                     Insurance broker
                           Horace Mann Educators Corp.                     Property & casualty insurance
                           SCPIE Holdings Inc.                             Medical malpractice insurance
                           StanCorp Financial Group, Inc.                  Disability insurance

                Other Financial Services
                           American Capital Strategies, Ltd.               Commercial finance
                           Gabelli Asset Management Inc.                   Asset management
                           ARM Financial Group, Inc.                       Investment products
                           Heller Financial, Inc.                          Commercial finance
                           Raymond James Financial, Inc.                   Investment services

                Real Estate Investment Trusts
                           Prentiss Properties Trust                       Office/industrial properties REIT
                Total Financial Services
Health Care
                Health Care Services
                           AmeriPath, Inc.                                 Physician practice management
                           US Oncology, Inc                                Cancer treatment services

                Medical Equipment/Products
                           Arrow International, Inc.                       Disposable catheters producer
                           Cooper Companies, Inc. (The)                    Eyecare products
                           DENTSPLY International Inc.                     Dental products manufacturer
                          Wesley Jessen VisionCare, Inc.                  Contact lenses manufacturer
                           Invacare Corp.                                  Home health care products

                Total Health Care
Materials & Processing
                Building/Construction Products
                           American Homestar Corp.                         Manufactured housing company
                           Barnett Inc.                                    Hardware products
                           Chicago Bridge & Iron Co.                       Maker of steel tanks
                           Dayton Superior Corp.                           Concrete accessories
                           Nortek, Inc.                                    Building products
                           Wilmar Industries, Inc.                         Apartment repair/maintenance products

                Industrial Products
                           Furon Company                                   Polymer-based products
                           Lydall, Inc.                                    Specialty filtration products

                Metal Fabrications
                           Citation Corp.                                  Castings manufacturer




                                                                   -----------------------------------------------------------
                                                                                      ACQUIRING FUND
                                                                                     SPECIAL EQUITIES
                                                                   -----------------------------------------------------------
    COMMON                                                           NUMBER OF             MARKET                     % OF
    STOCKS                                                             SHARES              VALUE                  NET ASSETS
  ----------------------                                           ------------------------------------          -------------
                           Frontier Insurance Group, Inc.          285,800           $  4,394,175                   1.1%
                           Gallagher & Co. (Arthur J.)             101,300           $  5,014,350                   1.3%
                           Horace Mann Educators Corp.             271,300           $  7,375,969                   1.9%
                           SCPIE Holdings Inc.                     161,900           $  5,281,987                   1.3%
                           StanCorp Financial Group, Inc.          181,400           $  5,442,000                   1.4%
                                                                                     ------------
                                                                                     $ 58,629,597                  14.7%
                Other Financial Services
                           American Capital Strategies, Ltd.
                           Gabelli Asset Management Inc.
                           ARM Financial Group, Inc.               256,000           $  2,176,000                   0.5%
                           Heller Financial, Inc.                  263,400           $  7,325,812                   1.8%
                           Raymond James Financial, Inc.           251,200           $  6,013,100                   1.5%
                                                                                     ------------
                                                                                     $ 15,514,912                   3.9%
                Real Estate Investment Trusts
                           Prentiss Properties Trust
                                                                                     ------------
                Total Financial Services                                             $ 79,956,447                  20.1%
Health Care
                Health Care Services
                           AmeriPath, Inc.                         394,400           $  3,401,700                   0.9%
                           US Oncology, Inc                        235,100           $  2,821,200                   0.7%
                                                                                     ------------
                                                                                     $  6,222,900                   1.6%
                Medical Equipment/Products
                           Arrow International, Inc.
                           Cooper Companies, Inc. (The)
                           DENTSPLY International Inc.
                          Wesley Jessen VisionCare, Inc.
                           Invacare Corp.                          187,000           $  5,002,250                   1.3%
                                                                                     ------------
                                                                                     $  5,002,250                   1.3%
                                                                                     ------------

                Total Health Care                                                    $ 11,225,150                   2.8%
Materials & Processing
                Building/Construction Products
                           American Homestar Corp.                  10,000           $     68,750                   0.0%
                           Barnett Inc.                            294,400           $  2,208,000                   0.6%
                           Chicago Bridge & Iron Co.               472,100           $  6,579,894                   1.7%
                           Dayton Superior Corp.                   241,400           $  4,480,987                   1.1%
                           Nortek, Inc.                            142,700           $  4,468,294                   1.1%
                           Wilmar Industries, Inc.                  86,500           $  1,124,500                   0.3%
                                                                                     ------------
                                                                                     $ 18,930,425                   4.8%
                Industrial Products
                           Furon Company                           324,000           $  6,156,000                   1.5%
                           Lydall, Inc.                            366,300           $  4,212,450                   1.1%
                                                                                     ------------
                                                                                     $ 10,368,450                   2.6%
                Metal Fabrications
                           Citation Corp.                          589,800           $  9,473,663                   2.4%


                                                                       --------------------------------------------------
                                                                                          ACQUIRED FUND
                                                                                       SMALL CAP VALUE PLUS
                                                                       --------------------------------------------------
  COMMON                                                                 NUMBER OF      MARKET                % OF
  STOCKS                                                                   SHARES        VALUE               NET ASSETS
----------------------                                                 ----------------------------------   -------------
                           Frontier Insurance Group, Inc.
                           Gallagher & Co. (Arthur J.)
                           Horace Mann Educators Corp.
                           SCPIE Holdings Inc.
                           StanCorp Financial Group, Inc.                 32,800      $    984,000              1.1%
                                                                                      ------------
                                                                                      $  5,360,607              5.9%
                Other Financial Services
                           American Capital Strategies, Ltd.              79,000      $  1,441,750              1.6%
                           Gabelli Asset Management Inc.                 115,400      $  1,824,762              2.0%
                           ARM Financial Group, Inc.                      63,200      $    537,200              0.6%
                           Heller Financial, Inc.                         63,500      $  1,766,094              2.0%
                           Raymond James Financial, Inc.                  60,500      $  1,448,219              1.6%
                                                                                      ------------
                                                                                      $  7,018,025              7.8%
                Real Estate Investment Trusts
                           Prentiss Properties Trust                      67,900      $  1,595,650              1.8%
                                                                                      ------------

                Total Financial Services                                              $ 15,678,694             17.4%
Health Care
                Health Care Services
                           AmeriPath, Inc.
                           US Oncology, Inc                               65,600      $    787,200              0.9%
                                                                                      ------------
                                                                                      $    787,200              0.9%
                Medical Equipment/Products
                           Arrow International, Inc.                      55,900      $  1,446,411              1.6%
                           Cooper Companies, Inc. (The)                   61,400      $  1,531,163              1.7%
                           DENTSPLY International Inc.                    62,000      $  1,790,250              2.0%
                          Wesley Jessen VisionCare, Inc.                  71,500      $  2,314,813              2.6%
                           Invacare Corp.
                                                                                      ------------
                                                                                      $  7,082,637              7.9%
                                                                                      ------------

                Total Health Care                                                     $  7,869,837              8.7%

Materials & Processing
                Building/Construction Products
                           American Homestar Corp.
                           Barnett Inc.
                           Chicago Bridge & Iron Co.
                           Dayton Superior Corp.
                           Nortek, Inc.
                           Wilmar Industries, Inc.

                Industrial Products
                           Furon Company
                           Lydall, Inc.

                Metal Fabrications
                           Citation Corp.


                                                                         -----------------------------------------------------------
                                                                                            COMBINED FUND
                                                                                           SPECIAL EQUITIES
                                                                         -----------------------------------------------------------
    COMMON                                                                 NUMBER OF          MARKET                % OF
    STOCKS                                                                   SHARES           VALUE               NET ASSETS
  ----------------------                                                 ---------------------------------       -------------

                           Frontier Insurance Group, Inc.                285,800           $ 4,394,175                 0.9%
                           Gallagher & Co. (Arthur J.)                   101,300           $ 5,014,350                 1.0%
                           Horace Mann Educators Corp.                   271,300           $ 7,375,969                 1.5%
                           SCPIE Holdings Inc.                           161,900           $ 5,281,987                 1.1%
                           StanCorp Financial Group, Inc.                214,200           $ 6,426,000                 1.3%
                                                                                           -----------
                                                                                           $63,990,204                13.1%
                Other Financial Services
                           American Capital Strategies, Ltd.              79,000           $ 1,441,750                 0.3%
                           Gabelli Asset Management Inc.                 115,400           $ 1,824,762                 0.4%
                           ARM Financial Group, Inc.                     319,200           $ 2,713,200                 0.6%
                           Heller Financial, Inc.                        326,900           $ 9,091,906                 1.9%
                           Raymond James Financial, Inc.                 311,700           $ 7,461,319                 1.5%
                                                                                           -----------
                                                                                           $22,532,937                 4.6%
                Real Estate Investment Trusts
                           Prentiss Properties Trust                      67,900           $ 1,595,650                 0.3%
                                                                                           -----------

                Total Financial Services                                                   $95,635,141                19.6%
Health Care
                Health Care Services
                           AmeriPath, Inc.                               394,400           $ 3,401,700                 0.7%
                           US Oncology, Inc                              300,700           $ 3,608,400                 0.7%
                                                                                           -----------
                                                                                           $ 7,010,100                 1.4%
                Medical Equipment/Products
                           Arrow International, Inc.                      55,900           $ 1,446,411                 0.3%
                           Cooper Companies, Inc. (The)                   61,400           $ 1,531,163                 0.3%
                           DENTSPLY International Inc.                    62,000           $ 1,790,250                 0.4%
                          Wesley Jessen VisionCare, Inc.                  71,500           $ 2,314,813                 0.5%
                           Invacare Corp.                                187,000           $ 5,002,250                 1.0%
                                                                                           -----------
                                                                                           $12,084,887                 2.5%
                                                                                           -----------

                Total Health Care                                                          $19,094,987                 3.9%
Materials & Processing
                Building/Construction Products
                           American Homestar Corp.                        10,000           $    68,750                 0.0%
                           Barnett Inc.                                  294,400           $ 2,208,000                 0.5%
                           Chicago Bridge & Iron Co.                     472,100           $ 6,579,894                 1.3%
                           Dayton Superior Corp.                         241,400           $ 4,480,987                 0.9%
                           Nortek, Inc.                                  142,700           $ 4,468,294                 0.9%
                           Wilmar Industries, Inc.                        86,500           $ 1,124,500                 0.2%
                                                                                           -----------
                                                                                           $18,930,425                 3.9%
                Industrial Products
                           Furon Company                                 324,000           $ 6,156,000                 1.3%
                           Lydall, Inc.                                  366,300           $ 4,212,450                 0.9%
                                                                                           -----------
                                                                                           $10,368,450                 2.1%
                Metal Fabrications
                           Citation Corp.                                589,800           $ 9,473,663                 1.9%

    COMMON                                                                                COMPANY
    STOCKS                                                                              DESCRIPTION
------------------------                                                   ------------------------------------------
                Packaging/Paper
                           Ivex Packaging Corp.                            Consumer & industrial packaging
                           Albany International Corp.                      Paper machine clothing
                           BWAY Corp.                                      Metal cans/containers
                           Chesapeake Corp.                                Specialty paper and packaging
                           FiberMark, Inc.                                 Fiber-based materials

                Specialty Chemicals
                           Spartech Corp.                                  Plastics
                           Fuller Company (H.B.)                           Adhesives and coatings

                Total Materials & Processing
Producer Durables
                Aerospace Related
                           Kellstrom Industries, Inc.                      Resells used aircraft parts
                           TriStar Aerospace Co.                           Distributes aerospace products

                Diversified Manufacturing
                           Applied Power Inc.                              Industrial products manufacturer
                           Pentair, Inc.                                   Diversified manufacturer

                Electrical Equipment/Products
                           Belden Inc.                                     Wire & cable manufacturer
                           General Cable Corp.                             Wire & cable producer

                Machinery
                           DT Industries, Inc.                             Packaging equipment
                           National Equipment Services, Inc.               Equipment rental
                           SunSource Inc.                                  Conglomerate

                Other Producer Durables
                           EG&G, Inc.                                      Conglomerate
                           IDEX Corp.                                      Specialty pump products
                           Kaydon Corp.                                    Custom engineered parts
                           LSI Industries Inc.                             Lighting/graphics products
                           MotivePower Industries, Inc.                    Locomotive components

                Total Producer Durables
Technology
                Contract Manufacturing
                           DII Group, Inc.                                 Electronics manufacturing
                           SCI Systems, Inc.                               Electronics manufacturing

                Distribution
                           ScanSource Inc.                                 Specialty technology products


                                                                           --------------------------------------------------------
                                                                                                  ACQUIRING FUND
                                                                                                 SPECIAL EQUITIES
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF           MARKET                % OF
    STOCKS                                                                       SHARES            VALUE              NET ASSETS
  ----------------------                                                   -----------------------------------       --------------
                Packaging/Paper
                           Ivex Packaging Corp.
                           Albany International Corp.                          275,715           $  5,721,086              1.4%
                           BWAY Corp.                                          282,100           $  4,019,925              1.0%
                           Chesapeake Corp.                                    139,900           $  5,237,506              1.3%
                           FiberMark, Inc.                                     164,800           $  2,173,300              0.5%
                                                                                                 ------------
                                                                                                 $ 17,151,817              4.3%
                Specialty Chemicals
                           Spartech Corp.
                           Fuller Company (H.B.)                                50,500           $  3,452,938              0.9%
                                                                                                 ------------
                                                                                                 $  3,452,938              0.9%
                                                                                                 ------------
                Total Materials & Processing                                                     $ 59,377,293             14.9%
Producer Durables
                Aerospace Related
                           Kellstrom Industries, Inc.
                           TriStar Aerospace Co.

                Diversified Manufacturing
                           Applied Power Inc.
                           Pentair, Inc.

                Electrical Equipment/Products
                           Belden Inc.
                           General Cable Corp.                                 396,300           $  6,340,800              1.6%
                                                                                                 ------------
                                                                                                 $  6,340,800              1.6%
                Machinery
                           DT Industries, Inc.                                 279,700           $  2,569,744              0.6%
                           National Equipment Services, Inc.                   271,700           $  3,260,400              0.8%
                           SunSource Inc.                                      156,400           $  2,023,425              0.5%
                                                                                                 ------------
                                                                                                 $  7,853,569              2.0%
                Other Producer Durables
                           EG&G, Inc.                                          211,400           $  7,531,125              1.9%
                           IDEX Corp.                                          212,800           $  6,995,800              1.8%
                           Kaydon Corp.                                        179,600           $  6,039,050              1.5%
                           LSI Industries Inc.                                 216,900           $  5,232,712              1.3%
                           MotivePower Industries, Inc.                        266,100           $  4,789,800              1.2%
                                                                                                 ------------
                                                                                                 $ 30,588,487              7.7%
                                                                                                 ------------
                Total Producer Durables                                                          $ 44,782,856             11.2%
Technology
                Contract Manufacturing
                           DII Group, Inc.
                           SCI Systems, Inc.

                Distribution
                           ScanSource Inc.


                                                                           --------------------------------------------------------
                                                                                                  ACQUIRED FUND
                                                                                             SMALL CAP VALUE PLUS
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF       MARKET                    % OF
    STOCKS                                                                       SHARES         VALUE                 NET ASSETS
  ----------------------                                                   -----------------------------------       --------------
                Packaging/Paper
                           Ivex Packaging Corp.                                132,500       $ 2,915,000                 3.2%
                           Albany International Corp.
                           BWAY Corp.
                           Chesapeake Corp.
                           FiberMark, Inc.
                                                                                             -----------
                                                                                             $ 2,915,000                 3.2%
                Specialty Chemicals
                           Spartech Corp.                                       59,500       $ 1,881,688                 2.1%
                           Fuller Company (H.B.)
                                                                                             -----------
                                                                                             $ 1,881,688                 2.1%
                                                                                             -----------

                Total Materials & Processing                                                 $ 4,796,688                 5.3%
Producer Durables
                Aerospace Related
                           Kellstrom Industries, Inc.                           77,600       $ 1,416,200                 1.6%
                           TriStar Aerospace Co.                               204,200       $ 1,684,650                 1.9%
                                                                                             -----------
                                                                                             $ 3,100,850                 3.4%
                Diversified Manufacturing
                           Applied Power Inc.                                   65,400       $ 1,786,238                 2.0%
                           Pentair, Inc.                                        44,900       $ 2,054,175                 2.3%
                                                                                             -----------
                                                                                             $ 3,840,413                 4.3%
                Electrical Equipment/Products
                           Belden Inc.                                          40,400       $   967,075                 1.1%
                           General Cable Corp.
                                                                                             -----------
                                                                                             $   967,075                 1.1%
                Machinery
                           DT Industries, Inc.
                           National Equipment Services, Inc.
                           SunSource Inc.

                Other Producer Durables
                           EG&G, Inc.
                           IDEX Corp.
                           Kaydon Corp.
                           LSI Industries Inc.
                           MotivePower Industries, Inc.
                                                                                             -----------
                                                                                             -----------
                Total Producer Durables                                                       $7,908,338                 8.8%
Technology
                Contract Manufacturing
                           DII Group, Inc.                                      63,200        $2,358,150                 2.6%
                           SCI Systems, Inc.                                    27,600        $1,311,000                 1.5%
                                                                                             -----------
                                                                                              $3,669,150                 4.1%
                Distribution
                           ScanSource Inc.                                      55,000        $1,189,375                 1.3%

                                                                           --------------------------------------------------------
                                                                                                   COMBINED FUND
                                                                                                 SPECIAL EQUITIES
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF           MARKET                % OF
    STOCKS                                                                       SHARES            VALUE              NET ASSETS
  ----------------------                                                   -----------------------------------       --------------
                Packaging/Paper
                           Ivex Packaging Corp.                                132,500           $ 2,915,000              0.6%
                           Albany International Corp.                          275,715           $ 5,721,086              1.2%
                           BWAY Corp.                                          282,100           $ 4,019,925              0.8%
                           Chesapeake Corp.                                    139,900           $ 5,237,506              1.1%
                           FiberMark, Inc.                                     164,800           $ 2,173,300              0.4%
                                                                                                 -----------
                                                                                                 $20,066,817              4.1%
                Specialty Chemicals
                           Spartech Corp.                                       59,500           $ 1,881,688              0.4%
                           Fuller Company (H.B.)                                50,500           $ 3,452,938              0.7%
                                                                                                 -----------
                                                                                                 $ 5,334,626              1.1%
                                                                                                 -----------

                Total Materials & Processing                                                     $64,173,981             13.1%
Producer Durables
                Aerospace Related
                           Kellstrom Industries, Inc.                           77,600           $ 1,416,200              0.3%
                           TriStar Aerospace Co.                               204,200           $ 1,684,650              0.3%
                                                                                                 -----------
                                                                                                 $ 3,100,850              0.6%
                Diversified Manufacturing
                           Applied Power Inc.                                   65,400           $ 1,786,238              0.4%
                           Pentair, Inc.                                        44,900           $ 2,054,175              0.4%
                                                                                                 -----------
                                                                                                 $ 3,840,413              0.8%
                Electrical Equipment/Products
                           Belden Inc.                                          40,400              $967,075              0.2%
                           General Cable Corp.                                 396,300           $ 6,340,800              1.3%
                                                                                                 -----------
                                                                                                 $ 7,307,875              1.5%
                Machinery
                           DT Industries, Inc.                                 279,700           $ 2,569,744              0.5%
                           National Equipment Services, Inc.                   271,700           $ 3,260,400              0.7%
                           SunSource Inc.                                      156,400           $ 2,023,425              0.4%
                                                                                                 -----------
                                                                                                 $ 7,853,569              1.6%

                Other Producer Durables
                           EG&G, Inc.                                          211,400           $ 7,531,125              1.5%
                           IDEX Corp.                                          212,800           $ 6,995,800              1.4%
                           Kaydon Corp.                                        179,600           $ 6,039,050              1.2%
                           LSI Industries Inc.                                 216,900           $ 5,232,712              1.1%
                           MotivePower Industries, Inc.                        266,100           $ 4,789,800              1.0%
                                                                                                 -----------
                                                                                                 $30,588,487              6.3%
                                                                                                 -----------

                Total Producer Durables                                                          $52,691,194             10.8%
Technology
                Contract Manufacturing
                           DII Group, Inc.                                      63,200           $ 2,358,150              0.5%
                           SCI Systems, Inc.                                    27,600           $ 1,311,000              0.3%
                                                                                                 -----------
                                                                                                 $ 3,669,150              0.8%
                Distribution
                           ScanSource Inc.                                      55,000           $ 1,189,375              0.2%

    COMMON                                                                                COMPANY
    STOCKS                                                                              DESCRIPTION
------------------------                                                   ------------------------------------------
                Electronic Components
                           Artesyn Technologies, Inc.                      Power supplies
                           CTS Corp.                                       Broad line specialty products
                           Dallas Semiconductor Corp.                      Electronic components

                Other Technology
                           Black Box Corp.                                 Network/communication products
                           National Data Corp.                             Data processing services
                           Zebra Technologies Corp.                        Bar coding equipment
                           Imation Corp.                                   Data storage products
                           PC Connection, Inc.                             Computer marketer
                           Pomeroy Computer Resources, Inc.                Computer products reseller
                           PSC Inc.                                        Bar coding equipment

                Services
                           CACI International Inc.                         Technology services provider
                           Keane, Inc.                                     Software consulting
                           Metro Information Services, Inc.                Information technology staffing
                           Keane, Inc.                                     Software consulting


                Total Technology
TOTAL COMMON STOCKS

MONEY MARKET INSTRUMENTS
Yield 4.7006% to 4.890%
                due July 1999 to April 2000
                American Family Financial Services
                General Mills, Inc.
                Pitney Bowes Credit Corp.
                Warner Lambert Corp.
                Wisconsin Corp. Credit Union

TOTAL MONEY MARKET INSTRUMENTS

TOTAL INVESTMENTS

OTHER LIABILITIES LESS ASSETS

NET ASSETS



                                                                           --------------------------------------------------------
                                                                                                  ACQUIRING FUND
                                                                                                 SPECIAL EQUITIES
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF           MARKET                % OF
    STOCKS                                                                       SHARES            VALUE              NET ASSETS
  ----------------------                                                   -----------------------------------       --------------
                Electronic Components
                           Artesyn Technologies, Inc.
                           CTS Corp.
                           Dallas Semiconductor Corp.                       102,100           $  5,156,050                 1.3%
                                                                                              ------------
                                                                                              $  5,156,050                 1.3%
                Other Technology
                           Black Box Corp.
                           National Data Corp.
                           Zebra Technologies Corp.
                           Imation Corp.                                    356,700           $  8,850,619                 2.2%
                           PC Connection, Inc.                              184,200           $  2,221,913                 0.6%
                           Pomeroy Computer Resources, Inc.                 145,900           $  2,033,481                 0.5%
                           PSC Inc.                                         341,100           $  3,347,044                 0.8%
                                                                                              ------------
                                                                                              $ 16,453,057                 4.1%
                Services
                           CACI International Inc.
                           Keane, Inc.
                           Metro Information Services, Inc.
                           Keane, Inc.                                      190,700           $  4,314,587                 1.1%
                                                                                              ------------
                                                                                              $  4,314,587                 1.1%
                                                                                              ------------

                Total Technology                                                              $ 25,923,694                 6.5%
                                                                                              ------------
TOTAL COMMON STOCKS                                                                           $386,170,080                97.0%

MONEY MARKET INSTRUMENTS
Yield 4.7006% to 4.890%
                due July 1999 to April 2000
                American Family Financial Services                                            $  7,588,528                 1.9%
                General Mills, Inc.                                                           $  1,600,000                 0.4%
                Pitney Bowes Credit Corp.                                                     $  1,146,000                 0.3%
                Warner Lambert Corp.                                                          $  4,055,662                 1.0%
                Wisconsin Corp. Credit Union                                                  $  4,803,271                 1.2%
                                                                                              ------------

TOTAL MONEY MARKET INSTRUMENTS                                                                $ 19,193,461                 4.8%
                                                                                              ------------

TOTAL INVESTMENTS                                                                             $405,363,541               101.8%

OTHER LIABILITIES LESS ASSETS                                                                 $ (7,218,824)               -1.8%
                                                                                              ------------

NET ASSETS                                                                                    $398,144,717               100.0%
                                                                                              ============


                                                                         --------------------------------------------------------
                                                                                                ACQUIRED FUND
                                                                                           SMALL CAP VALUE PLUS
                                                                         --------------------------------------------------------
    COMMON                                                                   NUMBER OF       MARKET                    % OF
    STOCKS                                                                     SHARES         VALUE                 NET ASSETS
  ----------------------                                                 -----------------------------------       --------------
                Electronic Components
                           Artesyn Technologies, Inc.                          91,100       $ 2,021,281                 2.2%
                           CTS Corp.                                           24,300       $ 1,701,000                 1.9%
                           Dallas Semiconductor Corp.
                                                                                            -----------
                                                                                            $ 3,722,281                 4.1%
                Other Technology
                           Black Box Corp.                                     37,700       $ 1,889,712                 2.1%
                           National Data Corp.                                 34,000       $ 1,453,500                 1.6%
                           Zebra Technologies Corp.                            44,900       $ 1,725,844                 1.9%
                           Imation Corp.
                           PC Connection, Inc.
                           Pomeroy Computer Resources, Inc.
                           PSC Inc.
                                                                                            -----------
                                                                                            $ 5,069,056                 5.6%
                Services
                           CACI International Inc.                             96,000       $ 2,160,000                 2.4%
                           Keane, Inc.                                         41,300       $   934,413                 1.0%
                           Metro Information Services, Inc.                    55,200       $   917,700                 1.0%
                           Keane, Inc.
                                                                                            -----------
                                                                                            $ 4,012,113                 4.4%
                                                                                            -----------

                Total Technology                                                            $17,661,975                19.6%
                                                                                            -----------
TOTAL COMMON STOCKS                                                                         $86,521,791                95.9%

MONEY MARKET INSTRUMENTS
Yield 4.7006% to 4.890%
                due July 1999 to April 2000
                American Family Financial Services
                General Mills, Inc.                                                         $ 3,048,290                 3.4%
                Pitney Bowes Credit Corp.                                                   $   312,000                 0.3%
                Warner Lambert Corp.                                                        $   981,958                 1.1%
                Wisconsin Corp. Credit Union                                                $ 1,701,524                 1.9%
                                                                                            -----------

TOTAL MONEY MARKET INSTRUMENTS                                                              $ 6,043,772                 6.7%
                                                                                            -----------

TOTAL INVESTMENTS                                                                           $92,565,563               102.6%

OTHER LIABILITIES LESS ASSETS                                                               $(2,341,079)               -2.6%
                                                                                            -----------

NET ASSETS                                                                                  $90,224,484               100.0%
                                                                                            ===========

                                                                           --------------------------------------------------------
                                                                                                   COMBINED FUND
                                                                                                 SPECIAL EQUITIES
                                                                           --------------------------------------------------------
    COMMON                                                                     NUMBER OF           MARKET                % OF
    STOCKS                                                                       SHARES            VALUE              NET ASSETS
------------------------                                                   -----------------------------------       --------------
                Electronic Components
                           Artesyn Technologies, Inc.                            91,100          $  2,021,281              0.4%
                           CTS Corp.                                             24,300          $  1,701,000              0.3%
                           Dallas Semiconductor Corp.                           102,100          $  5,156,050              1.1%
                                                                                                 ------------
                                                                                                 $  8,878,331              1.8%
                Other Technology
                           Black Box Corp.                                       37,700          $  1,889,712              0.4%
                           National Data Corp.                                   34,000          $  1,453,500              0.3%
                           Zebra Technologies Corp.                              44,900          $  1,725,844              0.4%
                           Imation Corp.                                        356,700          $  8,850,619              1.8%
                           PC Connection, Inc.                                  184,200          $  2,221,913              0.5%
                           Pomeroy Computer Resources, Inc.                     145,900          $  2,033,481              0.4%
                           PSC Inc.                                             341,100          $  3,347,044              0.7%
                                                                                                 ------------
                                                                                                 $ 21,522,113              4.4%
                Services
                           CACI International Inc.                               96,000          $  2,160,000              0.4%
                           Keane, Inc.                                           41,300          $    934,413              0.2%
                           Metro Information Services, Inc.                      55,200          $    917,700              0.2%
                           Keane, Inc.                                          190,700          $  4,314,587              0.9%
                                                                                                 ------------
                                                                                                 $  8,326,700              1.7%
                                                                                                 ------------
                                                                                                                           0.0%
                Total Technology                                                                 $ 43,585,669              8.9%
                                                                                                 ------------

TOTAL COMMON STOCKS
                                                                                                 $472,691,871             96.8%
MONEY MARKET INSTRUMENTS
Yield 4.7006% to 4.890%
                due July 1999 to April 2000
                American Family Financial Services
                General Mills, Inc.                                                              $  7,588,528              1.6%
                Pitney Bowes Credit Corp.                                                        $  4,648,290              1.0%
                Warner Lambert Corp.                                                             $  1,458,000              0.3%
                Wisconsin Corp. Credit Union                                                     $  5,037,620              1.0%
                                                                                                 $  6,504,795              1.3%
                                                                                                 ------------

TOTAL MONEY MARKET INSTRUMENTS                                                                   $ 25,237,233              5.2%
                                                                                                 ------------

TOTAL INVESTMENTS                                                                                $497,929,104            102.0%

OTHER LIABILITIES LESS ASSETS                                                                     ($9,559,903)            -2.0%
                                                                                                 ------------

NET ASSETS
                                                                                                 $488,369,201            100.0%
                                                                                                 ============

NOTE: Pro forma combined schedule of investments has been prepared as if the merger took effect on June 30, 1999.

SKYLINE FUNDS
311 SOUTH WACKER DRIVE
SUITE 4500
CHICAGO, ILLINOIS 60606

                                  SKYLINE FUNDS

                          SKYLINE SMALL CAP VALUE PLUS

Revocable Proxy for Special Meeting of Stockholders. This Proxy is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints William M. Dutton and Stephen F. Kendall, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Stockholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian to be held at the Metropolitan Club, Sears Tower, 233 South Wacker Drive, 67th Floor, Chicago, Illinois at 10:00 a.m. on Tuesday, February 29, 2000, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

Shares listed below represent an aggregate total of all Skyline Small Cap Value Plus shares registered in the name printed to the left.

(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

- To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided.

-    To vote by touch-tone phone, call 1-800-690-6903.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                          SKYVAL              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------
SKYLINE SMALL CAP VALUE PLUS

Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

VOTE ON PROPOSALS

1. To approve the Plan of Reorganization (the "Plan") providing for (a) the transfer of all or substantially all of the assets and liabilities of Skyline Small Cap Value Plus ("Value Plus") to Skyline Special Equities Portfolio ("Special Equities Portfolio") in exchange for shares of beneficial interest of Special Equities Portfolio, followed by (b) the distribution of shares of Special Equities Portfolio, pro rata, to Value Plus shareholders and (c) liquidation of Value Plus.

         FOR / /          AGAINST / /         ABSTAIN / /

2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.

(Please sign exactly as name appears above.)


----------------------------------------     -----------------------------------
Signature (PLEASE SIGN WITHIN BOX) Date      Signature (Joint Owners)      Date

SKYLINE FUNDS
311 SOUTH WACKER DRIVE
SUITE 4500
CHICAGO, ILLINOIS 60606

                                  SKYLINE FUNDS

                          SKYLINE SMALL CAP CONTRARIAN

Revocable Proxy for Special Meeting of Stockholders. This Proxy is Solicited on Behalf of the Board of Trustees.

The undersigned hereby appoints William M. Dutton and Stephen F. Kendall, and each of them, proxy, with full power of substitution, to vote all shares of stock the undersigned is entitled to vote at the Special Meeting of Stockholders of Skyline Small Cap Value Plus and Skyline Small Cap Contrarian to be held at the Metropolitan Club, Sears Tower, 233 South Wacker Drive, 67th Floor, Chicago, Illinois at 10:00 a.m. on Tuesday, February 29, 2000, or at any adjournment thereof, with respect to the matters set forth on this proxy and described in the Notice of Special Meeting and Proxy Statement/Prospectus, receipt of which is hereby acknowledged.

Shares listed below represent an aggregate total of all Skyline Small Cap Contrarian shares registered in the name printed to the left.

(If stock is owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate.)

- To vote by mail, sign below exactly as your name appears above and return the card in the envelope provided.

-    To vote by touch-tone phone, call 1-800-690-6903.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                          SKYCON              KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

--------------------------------------------------------------------------------
SKYLINE SMALL CAP CONTRARIAN

Shares represented by this proxy will be voted as directed by the stockholder. IF NO DIRECTION IS SUPPLIED, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. Please vote by filling in the appropriate boxes below, as shown, using blue or black ink or dark pencil. Do not use red ink.

VOTE ON PROPOSALS

1. To approve the Plan of Reorganization (the "Plan") providing for (a) the transfer of all or substantially all of the assets and liabilities of Skyline Small Cap Contrarian ("Contrarian") to Skyline Special Equities Portfolio ("Special Equities Portfolio") in exchange for shares of beneficial interest of Special Equities Portfolio, followed by (b) the distribution of shares of Special Equities Portfolio, pro rata, to Contrarian shareholders and (c) liquidation of Contrarian.

         FOR / /          AGAINST / /         ABSTAIN / /

2. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting.

(Please sign exactly as name appears above.)


----------------------------------------     -----------------------------------
Signature (PLEASE SIGN WITHIN BOX) Date      Signature (Joint Owners)      Date